       Filed with the Securities and Exchange Commission on July 2, 1998.

                                                      Registration No. 333-34199

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 3 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


A.   Exact name of trust: Variable Account II

B.   Name of depositor: AIG Life Insurance Company

C.   Complete  address of depositor's  principal  executive  offices:
     One Alico Plaza, 600 King Street, Wilmington, Delaware 19801

D.   Name and address of agent for service:
     Robert Liguori
     Senior Vice President and General Counsel
     One Alico Plaza
     600 King Street
     Wilmington, DE 19801

     COPIES TO:
     Michael Berenson, Esq.                  Florence Davis, Esq.
     Jorden Burt Boros Cicchetti             American International Group, Inc.
       Berenson & Johnson, LLP               70 Pine Street
     Suite 400 East                          New York, New York 10270
     1025 Thomas Jefferson Street, NW
     Washington, D.C. 20007-0805

     It is proposed that this filing will become effective:

      __X__  immediately  upon filing pursuant to paragraph (b) of Rule 485
      _____  on ____________  pursuant to paragraph (b) of Rule 485 60 days
      _____  after  filing  pursuant  to  paragraph  (a)(1)  of Rule 485 on
      _____  ____________ pursuant to paragraph (a)(1) of Rule 485

     If appropriate, check the following box:

      _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

E. Title and amount of securities being registered: Group Flexible Premium Variable Universal Life Insurance Policies.

F. Proposed maximum aggregate offering price to the public of the securities being registered: N/A

G.   Amount of Filing Fee: N/A

Registrant's post-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333- 34199) added a new prospectus describing group flexible premium variable universal life insurance policies to the registration statement. The purpose of this post-effective amendment no. 3 is to amend that prospectus. This post-effective amendment no. 3 does not supersede or amend post-effective amendment no. 2 filed with the Securities and Exchange Commission on May 4, 1998.

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2


N-8B-2 Item                                 Caption in Prospectus

1.......................................    The Company, The Separate Account
2.......................................    The Company
3.......................................    Not Applicable
4.......................................    Distribution of the Policy
5.......................................    The Separate Account
6(a)....................................    Not Applicable
6(b)....................................    Not Applicable
9.......................................    Legal Proceedings
10......................................    The Policy
11......................................    The Separate Account, The Funds and
                                            the Investment Advisers
12......................................    The Separate Account, The Funds and
                                            the Investment Advisers
13......................................    Charges and Deductions
14......................................    The Policy
15......................................    The Separate Account
16......................................    The Separate Account, The Funds and
                                            the Investment Advisers
17......................................    The Policy
18......................................    The Policy
19......................................    Not Applicable
20......................................    Not Applicable
21......................................    Not Applicable
22......................................    Not Applicable
23......................................    Not Applicable
24......................................    Not Applicable
25......................................    The Company
26......................................    Not Applicable
27......................................    The Company
28......................................    The Company
29......................................    The Company
30......................................    The Company
31......................................    Not Applicable
32......................................    Not Applicable
33......................................    Not Applicable
34......................................    Not Applicable

                        CROSS REFERENCE TO ITEMS REQUIRED

N-8B-2 Item                                Caption in Prospectus

35....................................     The Company
37....................................     Not Applicable
38....................................     Distribution of the Policy
39....................................     Distribution of the Policy
40....................................     Not Applicable
41(a).................................     Distribution of the Policy
42....................................     Not Applicable
43....................................     Not Applicable
44....................................     The Policy
45....................................     Not Applicable
46....................................     The Policy
47....................................     Not Applicable
48....................................     Not Applicable
49....................................     Not Applicable
50....................................     Not Applicable
51....................................     The Company, The Policy
52....................................     The Funds and the Investment Advisers
53....................................     Tax Considerations
54....................................     Financial Statements
55....................................     Not Applicable

                                     PART I

         Group Flexible Premium Variable Universal Life Insurance Policy

                               VARIABLE ACCOUNT II
                          of AIG LIFE INSURANCE COMPANY
                                 One Alico Plaza
                                 600 King Street
                           Wilmington, Delaware 19801
                                 1-800-340-2765


         This prospectus describes a group flexible premium variable universal life insurance policy (the "Policy") offered by AIG Life Insurance Company (the "Company"). The Policy provides insurance protection for individuals within groups under corporate-owned or sponsored arrangements. Corporate-owned arrangements include those in which an employer or a trust established by an employer, for example, purchases life insurance coverage on the lives of its employees and the employer or trust is the beneficiary under the Policy.
Sponsored arrangements may include, for example, those instances where an employer, a financial institution, an association, or group otherwise permitted by state insurance law, allows the Company to sell insurance policies to, respectively, its employees, depositors, or members. An Owner may be issued a certificate as evidence of individual insured coverage under a group arrangement. The description of the Policy in this Prospectus is fully applicable to any certificate that may be issued under the Policy. As used herein the word "Policy" includes any such certificate.

         The Policy is designed to provide lifetime insurance protection on the named Insured and at the same time provide flexibility to vary the amount and timing of Premiums and to change the amount of Life Insurance Proceeds payable. This flexibility allows You as Owner to provide for changing insurance needs under a single life insurance product.

         You also have the opportunity to allocate Net Premium and Account Value to one or more subaccounts of Variable Account II (the "Separate Account") and the Company's general account (the "Guaranteed Account") within limits. This Prospectus generally describes only that portion of the Account Value allocated to the Separate Account. For a brief summary of the Guaranteed Account, see "The Guaranteed Account," page ___.


         The assets of each Subaccount are invested in a corresponding portfolio as selected by the Owner from the following choices: the Premier Growth Portfolio, Growth and Income Portfolio, and Quasar Portfolio of ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. ("Alliance Fund"); the VIP Money Market Portfolio of VARIABLE INSURANCE PRODUCTS FUND ("VIP"); the VIP II Index 500 Portfolio and VIP II Contrafund Portfolio of VARIABLE INSURANCE PRODUCTS FUND II ("VIP II") (VIP and VIP II, collectively, "Fidelity Funds"); the Fixed Income Portfolio, High Yield Portfolio, Global Equity Portfolio, and U.S. Real Estate Portfolio of MORGAN STANLEY UNIVERSAL FUNDS, INC. ("Morgan Stanley Funds"); the Partners Portfolio of NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST ("Neuberger & Berman Trust"); the Developing Markets Fund and International Fund of TEMPLETON VARIABLE PRODUCTS SERIES FUND ("Templeton Fund"); and the Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Equity Fund, International Equity Fund, and Global Income Fund of GOLDMAN SACHS VARIABLE INSURANCE TRUST ("Goldman Sachs Trust").

         The prospectuses for Alliance Fund, Fidelity Funds, Morgan Stanley Funds, Neuberger & Berman Trust, Templeton Fund, and Goldman Sachs Trust (collectively, the "Funds") describe their respective portfolios, including the risks of investing in the Funds, and provide other information on the Funds and on their managers. The Fund prospectuses accompany this Prospectus.


         The Policy provides for a Net Cash Surrender Value that can be obtained by surrender. Because this value is based on the investment performance of the Subaccounts, to the extent of allocations to the Separate Account, there is no guaranteed Net Cash Surrender Value. If the Net Cash Surrender Value is insufficient to cover the charges due, coverage will lapse without value. The Policy also provides for loans and permits partial surrenders within limits.

          It may not be advantageous to replace existing insurance with the Policy. Within certain limits, you may return the Policy or exchange it for another life insurance policy issued by the Company with benefits that do not vary with the investment results of a separate account. A Policy may be returned according to the terms of its Period to Examine and Cancel (see "Period to Examine and Cancel Policy," page __), during which time Net Premium allocated to the Separate Account will be invested in the Money Market Subaccount.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISKS WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

         THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


                        Date of Prospectus: July 1, 1998


                                  Distributor:
                             AIG Equity Sales Corp.
                          Attention: Variable Products
                                 80 Pine Street
                            New York, New York 10270
                                 1-800-888-7485

                                TABLE OF CONTENTS
                                                                     Page

DEFINITIONS OF TERMS................................................

SUMMARY OF THE POLICY...............................................


PORTFOLIO EXPENSES..................................................


PERFORMANCE INFORMATION.............................................

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT
   AND THE FUNDS....................................................
PREMIUMS AND ALLOCATIONS............................................

GUARANTEED ACCOUNT..................................................

CHARGES AND DEDUCTIONS..............................................

HOW YOUR ACCOUNT VALUE VARIES.......................................

LIFE INSURANCE PROCEEDS AND CHANGES IN FACE AMOUNT..................

CASH BENEFITS.......................................................

ILLUSTRATIONS OF ACCOUNT VALUE, NET CASH SURRENDER VALUE,
   LIFE INSURANCE PROCEEDS AND ACCUMULATED PREMIUM..................

OTHER POLICY BENEFITS AND PROVISIONS................................

TAX CONSIDERATIONS..................................................

MANAGEMENT OF THE COMPANY...........................................

DISTRIBUTION OF THE POLICY..........................................

OTHER POLICIES ISSUED BY THE COMPANY................................

STATE REGULATION....................................................

LEGAL PROCEEDINGS...................................................

EXPERTS.............................................................

LEGAL MATTERS.......................................................

PUBLISHED RATINGS...................................................

FINANCIAL STATEMENTS................................................

APPENDIX A..........................................................

                              DEFINITIONS OF TERMS

Accounts.   The Separate Account and the Guaranteed Account of the Company.

Account Value. The total amount in the Accounts credited to a Policy. The Account Value is described on page ___.

Administrative Office.  One Alico Plaza, P.O. Box 8718, Wilmington, DE 19899.

Age.  The Insured's age as of his or her last birthday.

Allocation Date. The first business day after the Period to Examine and Cancel expires. The Period to Examine and Cancel is described on page __.

Attained Age. The Insured's age as of the Policy Date plus the number of complete Policy Years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Company, We, Our, Us.  AIG Life Insurance Company.

Death Benefit Amount. The amount determined based on the Face Amount, Death Benefit Qualification Option, and the Life Insurance Proceeds Option selected and from which the Life Insurance Proceeds will be determined.

Face Amount. The amount of insurance specified by the Owner and from which the Death Benefit Amount will be determined. The initial Face Amount is shown in the Policy.

Grace Period. The period of time following a Monthly Anniversary during which this Policy will continue in force while the Net Cash Surrender Value is not sufficient to cover the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of the Company's assets other than the assets of the Separate Account and any other separate accounts of the Company.

Insured. A person whose life is covered under the Policy.

Issue Date. The date the Policy is issued. It may be a later date than the Policy Date if the initial Premium is received at Our Administrative Office and invested before underwriting has been completed. Once issued, Policy coverage is retroactive to the Policy Date. The Issue Date is used to measure contestability periods.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for Policy loans. See page __.

Maturity Date. The first Policy Anniversary following the Insured's 100th birthday.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the Monthly Anniversary falls on the 29th, 30th or 31st of any month that has no such day, the Monthly Anniversary is deemed to be the last day of that month. The monthly deduction is deducted on each Monthly Anniversary.

Net Account Value.  The Account Value less any Outstanding Loans.

Net Cash Surrender Value.  The Cash Surrender Value less any Outstanding Loans.

Net Premium. Premium less any expense charges deducted from Premium.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner, You, Your. The person who purchased the Policy as shown in the application, unless later changed. The Owner may be someone other than the Insured.

Planned Periodic Premium. The amount of Premium selected by the Owner at the time of application to be paid in a specified frequency until the Maturity Date.

Policy. The Group Flexible Premium Variable Universal Life Insurance contract issued by the Company.

Policy Anniversary. An anniversary of the Policy Date.

Policy Date. The date as of which We have received the initial Premium and an application in good order.

Policy Month. The month commencing with the Policy Date and ending on the day before the first Monthly Anniversary, or any following month commencing with a Monthly Anniversary and ending on the day before the next Monthly Anniversary.

Policy Year. The year commencing with the Policy Date and ending on the day before the first Policy Anniversary, or any following year commencing with a Policy Anniversary and ending on the day before the next Policy Anniversary.

Premium. The total consideration paid by the Owner in exchange for Our obligations under the Policy.

Separate Account. Variable Account II, a separate investment account of the Company.

Subaccount. A division of the Separate Account established to invest in shares of a corresponding portfolio of a fund that is available for investment under the Policy.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (currently 4 P.M., Eastern Time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

                              SUMMARY OF THE POLICY

         This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Policy involving the Separate Account. The Guaranteed Account is briefly described under "THE GUARANTEED ACCOUNT" on page __ and in the Policy.

Purpose of the Policy

         The Policy offers an Owner insurance protection on the life of the Insured through the Maturity Date for so long as the Policy is in force. Like traditional life insurance, the Policy provides for an initial death benefit equal to its Face Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional life insurance, the Policy offers a choice of investment alternatives and an opportunity for the Account Value and, if elected by the Owner and under certain circumstances, its Life Insurance Proceeds to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, an Owner may choose the amount and frequency of premium payments. The Policy indicates the initial Face Amount of insurance. The minimum Face Amount is $50,000, unless the Company agrees otherwise.

Policy Values

         An Owner may allocate Net Premium among the various Subaccounts that comprise the Separate Account and that invest in corresponding portfolios of the Funds. An Owner may also allocate Net Premium to the Guaranteed Account.

         Depending on the investment experience of the selected Subaccounts, the Account Value may increase or decrease on any day. The Life Insurance Proceeds may or may not increase or decrease depending upon several factors, including the Life Insurance Proceeds Option selected by the Owner. There is no guarantee that the Account Value and Life Insurance Proceeds will increase. The Owner bears the investment risk on that portion of the Net Premium and Account Value allocated within the Separate Account.

         The Policy will remain in force until the earlier of the death of the Insured or a full surrender of the Policy, unless, before either of these events, the Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Anniversary and a Grace Period expires without sufficient additional premium payment or loan repayment by the Owner.

Premium Features

         1)       Initial Premium

                  The initial Premium is the total amount paid at the time of application or at a later date. Policy coverage will not become effective until the initial Premium is received by Our Administrative Office.

         2)       Planned Periodic Premium

                  The Planned Periodic Premium is the Premium designated at the time of application as the amount planned to be paid at specific intervals until the Maturity Date.

         3)       Flexibility

                  In general Premiums are flexible as to both timing and amount. If Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value is sufficient to keep the Policy in force. (See "PREMIUMS AND ALLOCATIONS," page __.)

         When applying for a Policy, an Owner will determine a Planned Periodic Premium that provides for the payment of level Premiums over a specified period of time. Each Owner will receive a Premium reminder notice on either an annual, semi-annual, quarterly, or monthly basis; however, the Owner is not required to pay Planned Periodic Premiums.

         Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment. Any payment of additional Premium must be at least $50.00. The Company also may reject or limit any Premium that would result in an immediate increase in the Net Amount at Risk (defined on page ___) under the Policy.

         For information regarding the taxation of the Policy under federal income tax law, see "TAX CONSIDERATIONS," page ___.

Policy Charges


         There are charges and deductions which the Company will deduct from each Policy. The deductions based on Premium are the sales charges, the deferred acquisition cost tax ("DAC tax"), and the specific state and local premium tax (a typical state premium tax rate would be in the range of 2% to 2.5%). (See "CHARGES AND DEDUCTIONS," page __.) The Company, within its discretion, may issue the Policy to an employer or trust with no sales charge or a reduced sales charge. In no event will the sales charge exceed 9% of Premium.


         On  the  Issue  Date  and  each  Monthly  Anniversary,   the  following
deductions are made from the Account Value:

                  (a)      administrative charges;
                  (b)      insurance charges; and
                  (c)      supplemental benefit charges, if any.

         The monthly deduction is made from the Subaccounts pro rata on the basis of the portion of Account Value in each Subaccount. The administrative charge is computed monthly at a maximum rate of $10.00 per Policy Month. There is an additional monthly administrative charge of up to $25 per month during the first Policy Year and the 12 months immediately following an increase in Face Amount. Deductions are also made on a daily basis against the assets of each Subaccount for mortality and expense risks assumed by the Company. (See "CHARGES AND DEDUCTIONS," page ___.)

         If the Policy is surrendered during the first 14 Policy Years, We will deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered within 14 years immediately following an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.

         A charge for partial surrenders is equal to a pro rata portion of the surrender charge that would apply to a full surrender. A partial surrender charge is also deducted from the Account Value upon a decrease in Face Amount.

         The administrative charge upon a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered per Insured. (See "CHARGES AND DEDUCTIONS," page __.)

Life Insurance Proceeds

         The Policy provides for the payment of Life Insurance Proceeds upon the death of an Insured. The Owner elects in the application to have the Life Insurance Proceeds determined under one of two Death Benefit Qualification Options and Life Insurance Proceeds Options. (See "LIFE INSURANCE PROCEEDS AND CHANGES IN FACE AMOUNT," page ___.)

         Under Life Insurance Proceeds Option I, the Face Amount includes the Account Value and the Death Benefit Amount will be the larger of (1) the Face Amount on the date of death, or (2) the Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor for the Attained Age, smoker status, and sex of the Insured at the time of death and the previously selected Death Benefit Qualification Option. Under Life Insurance Proceeds Option II, the Face Amount is in addition to the Account Value and the Death Benefit Amount will be the larger of (1) the Face Amount plus the Account Value on the date of death, or (2) the Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor for the Attained Age, smoker status, and sex of the Insured at the time of death and the previously selected Death Benefit Qualification Option.

                               PORTFOLIO EXPENSES
                             As of December 31, 1997

         The purpose of this table is to assist the Owner in understanding the various costs and expenses that will be incurred, directly or indirectly. It is based on historical expenses as a percentage of net assets after waivers and/or reimbursements, if applicable, for the year ended December 31, 1997, except as indicated below. Expenses of the portfolios of the Funds are not fixed or specified under the terms of the Policy. Actual expenses may vary.

                                                  Management        Other                             Total Operating
Portfolio                                         Fees             Expenses         12b-1 Fees            Expenses
---------                                         ----             --------         ----------            --------
ALLIANCE(1)
Premier Growth                                    1.00%              0.10%             0.00%                1.10%
Growth and Income                                 0.63%              0.09%             0.00%                0.72%
Quasar                                            0.58%              0.37%             0.00%                0.95%
FIDELITY
VIP Money Market                                  0.21%              0.10%             0.00%                0.31%
VIP II Index 500(2)                               0.24%              0.04%             0.00%                0.28%
VIP II Contrafund                                 0.60%              0.11%             0.00%                0.71%
MORGAN STANLEY(3)
Fixed Income                                      0.00%              0.70%             0.00%                0.70%
High Yield                                        0.00%              0.80%             0.00%                0.80%
Global Equity                                     0.00%              1.15%             0.00%                1.15%
U.S. Real Estate                                  0.00%              1.10%             0.00%                1.10%
NEUBERGER & BERMAN
Partners                                          0.80%              0.06%             0.00%                0.86%
TEMPLETON
Developing Markets(4)                             1.25%              0.33%             0.25%                1.83%
International(5)                                  0.69%              0.19%             0.25%                1.13%
GOLDMAN SACHS(6)
Growth and Income Fund                            0.75%              0.15%             0.00%                0.90%
Mid Cap Equity Fund                               0.80%              0.15%             0.00%                0.95%
Capital Growth Fund                               0.75%              0.15%             0.00%                0.90%
International Equity Fund                         1.00%              0.25%             0.00%                1.25%
CORE U.S. Equity Fund                             0.70%              0.10%             0.00%                0.80%
CORE Large Cap Growth Fund                        0.70%              0.10%             0.00%                0.80%
CORE Small Cap Equity Fund                        0.75%              0.15%             0.00%                0.90%
Global Income Fund                                0.90%              0.15%             0.00%                1.05%

----------------------------

(1) "Total Operating Expenses" before reimbursement by Alliance Capital Management L.P. for the year ended December 31, 1997, were 1.37% for Quasar Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. discontinued expense reimbursement with respect to the Premier Growth Portfolio. The expenses presented in the table above for Premier Growth
     Portfolio are expenses for the year ended December 31, 1997, before reimbursement. "Management Fees," "Other Expenses" and "Total Operating Expenses" for Premier Growth Portfolio for 1998 are estimated to be 1.00%, 0.08% and 1.08%, respectively.

(2) Fidelity Management & Research Company agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without such reimbursement, "Management Fees," "Other Expenses" and "Total Operating Expenses" would have been 0.27% 0.13% and 0.40%, respectively.

(3) The investment adviser assigned to a portfolio is entitled to receive from such portfolio a management fee, payable quarterly, at an annual rate as a percentage of average daily net assets as set forth in the prospectus. With respect to the Fixed Income, High Yield, Global Equity and U.S. Real Estate Portfolios, each portfolio's investment adviser has voluntarily agreed to waive its investment advisory fees to reimburse the portfolios if such fees would cause their respective "Total Operating Expenses" to exceed those set forth in the table above. Absent such reductions, it is estimated that "Management Fees," "Other Expenses" and "Total Operating Expenses" for the portfolios would have been as follows:

          Portfolio             Management Fees             Other Expenses              Total Operating Expenses
          ---------             ---------------             --------------              ------------------------
          Fixed Income               0.40%                       1.31%                            1.71%
          High Yield                 0.50%                       1.18%                            1.68%
          Global Equity              0.80%                       1.63%                            2.43%
          U.S. Real Estate           0.80%                       1.52%                            2.32%

(4) Class 2 shares of the portfolio have a distribution plan or "Rule 12b-1 Plan" which is described in the Templeton Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "12b-1 Fees") are estimated for 1998 based on historical expenses of the portfolio's Class 1 shares for the fiscal year ended December 31, 1997.

(5) Class 2 shares of the portfolio have a distribution plan or "Rule 12b-1 plan" which is described in the Templeton Fund's prospectus. Because Class 2 shares were not offered until May 1, 1997, figures (other than "12b-1 Fees") are estimated for 1998 based on the historical expenses of the portfolio's Class 1 shares for the fiscal year ended December 31, 1997. "Management Fees" and "Total Operating Expenses" have also been revised to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual "Management Fees" and "Total Operating Expenses" during 1997 were lower. See the Templeton Fund prospectus for details.

(6) Expenses are estimated because as of December 31, 1997, Goldman Sachs Trust had not yet commenced operations. Goldman Sachs Asset Management and Goldman Sachs Asset Management International have respectively agreed to reduce or limit certain expenses (excluding management fees, taxes, interest and brokerage fees, and litigation, indemnification and other extraordinary expenses) of the portfolios of the Goldman Sachs
         Trust: the Growth and Income Fund, the CORE U.S. Equity Fund, the CORE Large Cap Growth Fund, the CORE Small Cap Equity Fund, the Capital Growth Fund, the Mid Cap Equity Fund, the International Equity Fund and the Global Income Fund. Without this reimbursement, it is estimated that "Other Expenses" and "Total Operating Expenses" for each portfolio would have been 0.76% and 1.51%, 0.76% and 1.46%, 0.50% and 1.20%,
         0.30% and 1.05%, 0.27% and 1.02%, 0.53% and 1.33%, 0.37% and 1.37%, and
         0.45% and 1.35%, respectively.

                             PERFORMANCE INFORMATION

         The Company from time to time may advertise the "total return" and the "average annual total return" of the Subaccounts and the Funds. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

         "Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. "Average Annual Total
Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if a Fund's portfolio's or Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.


         The performance information illustrated below reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower.


         Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

         Total return data may be advertised based on the period of time that the portfolios have been in existence. The results for any period prior to the Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy. Performance information for any Subaccount in any advertising will reflect only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based.
Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.

                         AVERAGE ANNUAL TOTAL RETURNS*+
                             As of December 31, 1997

                               Inception                                                                Since
Portfolio                          Date         1 Year       3 Years     5 Years       10 Years      Inception
---------                      -----------      ------       -------     -------       --------      ---------
ALLIANCE
Premier Growth                 01/14/91          28.80%        29.46%      19.28%           N/A        15.30%
Growth and Income              06/26/92          33.86%        33.50%         N/A           N/A        21.72%
Quasar                         10/01/96          18.60%           N/A         N/A           N/A        17.94%

FIDELITY
VIP Money Market               04/01/82           5.51%         5.60%       4.85%         5.87%         6.89%
VIP II Index 500               08/27/92          32.82%        30.76%      19.91%           N/A        19.87%
VIP II Contrafund              01/03/95          24.14%           N/A         N/A           N/A        28.16%

MORGAN STANLEY
Fixed Income                   01/02/97           9.93%           N/A         N/A           N/A         9.93%
High Yield                     01/02/97          13.53%           N/A         N/A           N/A        13.53%
Global Equity                  01/02/97          20.04%           N/A         N/A           N/A        20.04%
U.S. Real Estate               03/03/97             N/A           N/A         N/A           N/A        17.99%


NEUBERGER & BERMAN
Partners                       03/22/94          31.25%        32.40%         N/A           N/A        24.18%

TEMPLETON (1)
Developing Markets             05/01/97             N/A           N/A         N/A           N/A       -32.79%
International                  05/01/97             N/A           N/A         N/A           N/A         9.46%

-------------------------
 * This performance information reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, plus capital gains and losses, realized or unrealized. The data assumes the relevant Subaccount was in existence on the portfolio's inception date. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; DAC taxes; and any state or local premium taxes. (See "CHARGES AND DEDUCTIONS," page ___). If these charges were included, the total return figures would be lower. The illustrations beginning on page ____ reflect the deduction of all charges. Past performance cannot predict or guarantee future results.

+ No information has been provided for Goldman Sachs Trust because it had not commenced operations as of December 31, 1997.

(1) Because Class 2 shares of the portfolios were not offered until May 1, 1997, performance shown below for periods prior to that date represents the historical result of Class 1 shares. Performance shown below for periods after May 1, 1997, reflect the higher annual fees and expenses resulting from the Class 2 shares' Rule 12b-1 Plan. Maximum annual plan expenses are 0.25%.

                               Inception Date       1 Year           3 Years      5 Years         Since Inception
                               --------------       ------           -------      -------         ---------------
     TEMPLETON
     Developing Markets        03/01/96             -29.33%          N/A          N/A              -19.85%
     International             05/01/92             13.73%           17.76%       18.66%           15.01%


                         INFORMATION ABOUT THE COMPANY,
                       THE SEPARATE ACCOUNT AND THE FUNDS

The Company

         AIG Life Insurance Company is a stock life insurance company organized under the laws of the State of Delaware in 1962. The Company provides a full range of individual and group life, disability, accidental death and dismemberment policies and annuities. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.


         The Company is currently evaluating on an ongoing basis its computer systems and the systems of other companies on which the Company's operations rely to determine if they will function properly with respect to dates in the Year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the Company's core business operations. While the Company believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which the Company's operations rely will be converted on a timely basis and will not have a material effect on the Company.


The Separate Account

         We established the Separate Account as a separate investment account on June 5, 1986. It may be used to support the Policy as well as other variable life insurance policies, and for other purposes permitted by law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities law.

         We own the assets in the Separate Account. The Separate Account is divided into Subaccounts. The Subaccounts available under the Policy invest in shares of a specific series of the Funds. The Separate Account may include other Subaccounts which are not available under the Policy and are not otherwise discussed in this Prospectus.

         Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against the Subaccount without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of the Company. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policy.

         Subject to compliance with all applicable regulatory requirements, we have reserved certain rights. We have the right to change, add or delete designated investment companies. We have the right to add or remove Subaccounts. We have the right to withdraw assets of a class of policies to which the Policy belongs from a Subaccount and put them in another Subaccount. We also have the right to combine any two or more Subaccounts. The term Subaccount in the Policy shall then refer to any other Subaccount in which the assets of a class of policies to which the Policy belongs were placed.

         We have the right to register other separate accounts or deregister the Separate Account under the 1940 Act. We have the right to run the Separate Account under the direction of a committee, and discharge such committee at any time. We have the right to restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Separate Account. We also have the right to operate the Separate Account or one or more of the Subaccounts by making direct investments or in any other form. If We do so, We may invest the assets of the Separate Account or one or more of the Subaccounts in any legal investments. We will rely upon Our own or outside counsel for advice in this regard. Also, unless otherwise required by law or regulation, an investment adviser or any investment of a Subaccount of Our Separate Account will not be changed by Us unless approved by the Commissioner of Insurance of the State of Delaware or deemed approved in accordance with such law or regulation. If so required, the process for getting such approval is on file with the insurance supervisory official of the jurisdiction in which this Policy is delivered.

         If any of these changes result in a material change in the underlying investments of a Subaccount of Our Separate Account, We will notify You of such change, as required by law. If You have value in that Subaccount, We will transfer it at Your written direction from that Subaccount (without charge) to another Subaccount of Our Separate Account or to Our Guaranteed Account, and You may then change Your Premium allocation percentages.

The Funds and the Investment Advisers


         The Funds are each registered with the SEC as a diversified open-end management investment company under the 1940 Act, with the exception of Goldman Sachs Trust which is registered as a non-diversified open-end management investment company. Each is a series-type mutual fund made up of different series, referred to in this Prospectus as portfolios. The investment objectives of each of the portfolios in which Subaccounts invest are set forth below. Each of the Funds may include portfolios or funds which are not available under this Policy.

         The shares of the Funds may be sold not only to the Separate Account, but to other separate accounts of the Company that fund benefits under variable annuity contracts. The shares of the Funds are also sold to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither We nor the Funds currently perceive or anticipate any such disadvantage, the Company will monitor events to determine whether any material conflict between variable life owners and variable annuity owners arises. Material conflicts could result from such occurrences as (1) changes in state insurance laws, (2) changes in federal income tax law; (3) changes in the investment management of any Fund, or (4) differences between voting instructions given by variable annuity owners and those given by variable life owners. In the event of a material irreconcilable conflict, We will take the steps necessary to protect our variable annuity and variable life owners. This could include discontinuance of investments in a Fund.

         Each Fund sells and redeems its shares at net asset value without any sales charge. Any dividends or distributions from security transactions of a Fund are reinvested at net asset value in shares of the same Fund; however, there are sales and additional charges associated with the purchase of the Policy. (See "PREMIUMS AND ALLOCATIONS," page ___.)

ALLIANCE FUND

Premier Growth Portfolio -- seeks growth of capital by employing aggressive investment policies. Investments will be made based upon their potential for capital appreciation, with current income incidental to the objective of capital growth.

Growth and Income Portfolio -- seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

Quasar Portfolio -- seeks growth of capital by pursuing aggressive investment policies. The portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

         The Alliance Fund is managed by Alliance Capital Management L.P.

FIDELITY FUNDS

VIP Money Market Portfolio -- seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers. An investment in the portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will maintain a stable $1.00 share price.

VIP II Index 500 Portfolio -- seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as the "S&P 500"). Normally at least 80% of its assets are invested in equity securities of companies that compose the S&P 500.

VIP II Contrafund Portfolio -- seeks capital appreciation by investing mainly in equity securities of companies whose value the adviser believes is not fully recognized by the public. The portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

         Fidelity Management & Research Company ("FMR") is the investment adviser for the Fidelity Funds. Fidelity Investment Money Management Inc., a subsidiary of FMR, chooses investments for VIP Money Market Portfolio. Bankers Trust Company, a wholly-owned subsidiary of Bankers Trust of New York Corporation, currently serves as the sub-adviser to VIP II Index 500 Portfolio.


MORGAN STANLEY FUNDS

Fixed Income Portfolio -- seeks above average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S.
government   and   agency   securities,    corporate   bonds,   foreign   bonds,
mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives. Under normal circumstances, the portfolio will invest at least 65% of its total assets in fixed income securities, not more than 20% of which will be below investment grade (commonly referred to as "high yield securities" or "junk bonds").

High Yield Portfolio -- seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities.


Global Equity Portfolio -- seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging markets countries.


U.S. Real Estate Portfolio -- seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including common stocks, shares or units or beneficial interest in REITs, limited partnership interests in master limited partnerships, rights or warrants to purchase common stocks, convertible securities and preferred stock.


         The investment adviser for Global Equity Portfolio and U.S. Real Estate Portfolio is Morgan Stanley Asset Management Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a publicly owned global financial services corporation. The investment adviser for Fixed Income Portfolio and High Yield Portfolio is Miller Anderson & Sherrerd, LLP, which is indirectly wholly-owned by Morgan Stanley Dean Witter & Co.


NEUBERGER & BERMAN TRUST

Partners Portfolio -- seeks to achieve capital growth by investing principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk.

         Each portfolio of Neuberger & Berman Trust invests its assets in a corresponding series of the Neuberger & Berman Advisers Managers Trust ("Managers Trust"), which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the Partners Portfolio will directly correspond with the investment performance of the corresponding series of Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.

         Neuberger & Berman Management Incorporated serves as the investment manager of each series of Managers Trust and as distributor of the shares of and administrator of each portfolio of Neuberger & Berman Trust. Neuberger & Berman, LLC serves as the sub-adviser for each series of Managers Trust.


TEMPLETON FUND


Developing Markets Fund -- seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets (normally at least 65% of its assets).

International Fund -- seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. In pursuit of its investment objective, the International Fund will invest at least 65% of its assets in securities of issuers in at least three countries outside the United States.

         Templeton Asset Management Ltd. serves as the investment manager to the Developing Markets Fund and Templeton Investment Counsel, Inc. serves as the investment manager to the International Fund. Only Class 2 shares of Developing Markets Fund and International Fund are available under the Policy.


GOLDMAN SACHS TRUST

Growth and Income Fund -- seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

CORE U.S. Equity Fund -- seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large capitalization and blue chip equity securities representing all major sectors of the U.S. economy.


CORE Large Cap Growth Fund -- seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large capitalization U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.


CORE Small Cap Equity Fund -- seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

Capital Growth Fund -- seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

Mid Cap Equity Fund -- seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell MidCap Index at the time of investment (currently between $400 million and $16 billion).


International Equity Fund -- seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

Global Income Fund -- seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, by investing primarily in a portfolio of high quality fixed income securities of U.S. and foreign issuers and foreign currencies.


         Goldman Sachs Asset Management serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, and Mid Cap Equity Funds. Goldman Sachs Asset Management International serves as investment adviser to the International Equity and Global Income Funds.

There is no assurance that any of the portfolios will achieve their stated objective. Owners are advised to read the Fund prospectuses accompanying this Prospectus for more detailed information regarding management of the portfolios, investment objectives, investment advisory fees, and other charges assessed by the Funds.


Substitution of Securities

         If investment in a Subaccount should no longer be possible or, if in Our judgment, becomes inappropriate to the purposes of the Policy, or, if in Our judgment, investment in another Subaccount or insurance company separate account is in the interest of Owners, We may substitute another Subaccount or insurance company separate account. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting Rights

         We are the legal owner of shares held by the Subaccounts and as such have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, We will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Account Value in the Subaccounts. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit Us to vote shares of the Funds in Our own right, We may elect to do so.

         To obtain voting instructions from Owners, before a meeting We will send Owners voting instruction material, a voting instruction form and any other related material. The number of shares held by each Subaccount for which an Owner may give voting instructions is currently determined by dividing the portion of the Owner's Account Value in the Subaccount by the Net Asset Value of one share of the applicable Fund. Fractional votes will be counted. The number of votes for which an Owner may give instructions will be determined as of a date chosen by the Company but not more than 90 days prior to the meeting of shareholders. Shares held by a Subaccount for which no timely instructions are received will be voted by the Company in the same proportion as those shares for which voting instructions are received.

         We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, We may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that We reasonably disapprove of such changes in accordance with applicable federal regulations. If We ever disregard voting instructions, We will advise Owners of that action and of Our reasons for such action in the next semiannual report. Finally, We reserve the right to modify the manner in which We calculate the weight to be given to pass through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

                            PREMIUMS AND ALLOCATIONS

Applying for a Policy

         In order to purchase a Policy, the Owner must complete an application and submit it to the Company with an initial Premium payment at least equal to the minimum required. (See "PREMIUMS," below.) The initial Premium may be submitted with the application or at a later date, but Policy coverage will not become effective until the initial Premium is received by Our Administrative Office.

         We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, We will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Our underwriting rules. Acceptance of an application depends on Our underwriting rules. We reserve the right to reject an application for any reason.

Period to Examine and Cancel Policy

         The Policy provides for an initial period during which the Owner may examine the Policy and cancel it for any reason (the "Period to Examine and Cancel"). The Owner may cancel the Policy before the later of: (a) 45 days after
Part I of the Application for the Policy is signed or (b) 10 days after the Owner receives the Policy. The period will be extended beyond 10 days after Policy delivery, if required by the state where the Owner resides. Upon returning the Policy to the Administrative Office or to an agent of the Company within such time with a written request for cancellation, the Owner will receive a refund equal to the gross Premium paid on the Policy which will not reflect the investment experience of the Separate Account.

         The Period to Examine and Cancel also applies after a requested increase in Face Amount as to the amount of the increase and the Premium paid for the increased Face Amount.

Premiums

         The minimum initial Premium required depends on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits.

         Additional Premiums may be paid in any amount and at any time, subject to the following limits. First, a Premium must be at least $50 per Insured and must be sent to Our Administrative Office. We may require satisfactory evidence of insurability before accepting any Premium which results in an increase in the Net Amount at Risk.

         In addition, we may refuse to accept Premium that would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code, as amended (the "Code"). We will refund any portion of any Premium that is excess Premium. In addition, We will monitor the Policy and will attempt to notify the Owner on a timely basis if a Policy is in jeopardy of becoming a modified endowment contract ("MEC") under the Code. (See "TAX CONSIDERATIONS," page __.)

         Lastly, no Premium will be accepted after the Maturity Date.

         Planned Periodic Premiums. When applying for a Policy, You select a plan for paying level Premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay Premiums in accordance with this plan; rather, You can pay more or less than planned or skip a Planned Periodic Premium entirely. You can change the amount and frequency of Planned Periodic Premiums whenever You want by sending written notice to Our Administrative Office. However, We reserve the right to limit the amount of a Premium or the total Premiums paid, as discussed above. The Planned Periodic Premium may be recalculated if the Face Amount of the Policy is increased or decreased.

         The first year minimum Premium payable must be at least as great as the Planned Periodic Premium. If Premiums cease at any time, the insurance provided under the Policy will continue for as long as the Net Cash Surrender Value in the Policy is sufficient to keep it in force. (See "GRACE PERIOD" below).

         We will send You a reminder notice for Your Planned Periodic Premiums.

         Premiums Upon Increase in Specified Face Amount. Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional Premium or change in the amount of Planned Periodic Premiums may be advisable. (See "CHANGES IN FACE AMOUNT," page ___.)

Premiums to Prevent Lapse

         Failure to pay Planned Periodic Premiums will not necessarily cause a Policy to lapse. Conversely, paying all Planned Periodic Premiums will not necessarily guarantee that a Policy will not lapse. Rather, whether a Policy lapses depends on whether its Net Cash Surrender Value is insufficient to cover the monthly deduction when due (see page ___).

         If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date, the Policy will be in default and a Grace Period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Net Cash Surrender Value or the Net Cash Surrender Value has decreased because of any combination of the following: Outstanding Loans, partial surrenders, expense charges, or insufficient Premiums paid to offset the monthly deduction. A Policy that lapses with an Outstanding Loan may have tax consequences. (See "TAX CONSIDERATIONS," page ___.)

         Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value must be sufficient to cover the total monthly deductions. If the Net Cash Surrender Value at the beginning of a Policy Month is less than such deductions for that month, the Company will send a written notice within 30 days stating that a Grace Period of 61 days has begun, starting with the beginning of that Policy Month. The notice will also state the amount of Premium required to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for three (3) months. If we do not receive the requested Premium before the end of the Grace Period, the Policy will end without value. Your Policy will remain in effect during the Grace Period. If the Insured should die during the Grace Period or before the Grace Period Premium is paid, the Life Insurance Proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. (See "LIFE INSURANCE PROCEEDS," page ___.)

Net Premium Allocations

         In the application, You specify the percentage of Net Premium to be allocated to each Subaccount. This allocation must comply with the allocation rules described in the following paragraph. However, until the Period to Examine and Cancel expires, all Net Premium received are invested in the Money Market Subaccount. The first business day after the period expires, the Account Value in the Money Market Subaccount is transferred and allocated based on the Premium allocation percentages in the application. (See "DETERMINING THE POLICY VALUE," page ___.)

         The Premium allocation percentages specified in the application will apply to subsequent Premiums until You change them. You can change the allocation percentages at any time, subject to the rules below, by sending written notice to Our Administrative Office. The change will apply to all Premiums received with or after Your notice.

Dollar Cost Averaging

         If elected, this option allows for automatic transfer from the Money Market Subaccount into other Subaccounts for a specified dollar amount or for a specified number of months not in excess of twenty-four. This option can be elected at any time provided there is a minimum balance of $2,000 per Insured in the Money Market Subaccount at the time of election. The allocation to the Subaccounts will be based on Your Premium allocation that is in effect at the time of each transfer. The automatic transfers will begin on the first Monthly Anniversary following the end of the Period to Examine and Cancel; or, if You elect the option after Your application has been submitted, the automatic transfers will begin on the second Monthly Anniversary following the receipt of Your request at Our Administrative Office.

         If You elect to transfer a specific dollar amount each month, the automatic transfers will continue until Your Money Market Subaccount is depleted. If You elect to have Your funds transferred over a specific number of months, We will transfer a fraction equal to one divided by the number of months remaining in the period. For example, if You elect to transfer over a 12 month period, the first transfer will be 1/12 of Your Money Market Subaccount value, the second transfer will be for 1/11, the third will be for 1/10 and so on until the end of the requested period.

         Automatic transfers will remain in effect until one of the following conditions occur:

          1.   The funds in the Money Market Subaccount are depleted;
          2. We receive Your written request at Our Administrative Office to cancel future transfers;
          3.   We receive notification of death of the Insured; or
          4.   The Policy lapses.

         Use of Dollar Cost Averaging does not guarantee investment gains or protect against loss in a declining market. The allocation and transfer provisions discussed below do not apply to transfers effected under Dollar Cost Averaging.

         Allocation Rules. No less than 5% of a Premium may be allocated to any one Subaccount. The sum of Your allocations must equal 100% and each allocation percentage must be a whole number.

Crediting Premiums

         The initial Net Premium will be credited to the Policy as of the Policy Date. Subsequent Planned Periodic Premiums and accepted unplanned Premium will be credited to the Policy and Net Premium will be invested as of the date the Premium or notification of deposit is received at Our Administrative Office. However, any Net Premium requiring underwriting will be allocated to the Money Market Subaccount until underwriting has been completed. When accepted or at the end of the Period to Examine and Cancel, the Account Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated in accordance with the specified allocation percentages. Subsequent to the Period to Examine and Cancel, Net Premium not requiring underwriting will be invested in the Subaccounts according to the specified allocation percentages directly. If additional Premium is rejected, We will refund the excess amount.

Transfers

         You may transfer Account Value among the Subaccounts subject to the following rules, some of which depend on whether Account Value is to be transferred from a Subaccount or the Guaranteed Account. Transfer requests must be in writing. Transfers may not be requested until after the end of the Period to Examine and Cancel (see page ___). A transfer will take effect on the date the request is received at Our Administrative Office. We may, however, defer transfers under the same conditions as described in "WHEN PROCEEDS ARE PAID," page ___. There is no limit on the number of transfers. However, after twelve
(12) transfers per Insured have been made during a Policy Year, We currently impose a $25 transfer charge per Insured on each subsequent transfer. (See "TRANSFER CHARGE," page ___.) The Company reserves the right to increase or decrease the number of "free" transfers allowed in any Policy Year.

         The minimum amount of Account Value that may be transferred is $250 per Insured. If less than the full amount of Account Value in a Subaccount is being transferred from the Subaccount, the amount remaining must be at least $250 per Insured. If the amount remaining would be less than $250 per Insured, the full amount of the Account Value will be transferred.

         Subaccount Transfer Rules. Transfers among Subaccounts and from Subaccounts to the Guaranteed Account may be made at any time after the Period to Examine and Cancel. All transfers processed on the same business day will count as one transfer per Insured for purposes of determining whether the transfer is free or may be subject to the $25 charge per Insured.

         Guaranteed Account Transfer Rules. Account Value held in the Guaranteed Account may be transferred to a Subaccount or Subaccounts only during the 60-day period within 30 days before and following the end of each Policy Year. The amount transferred must be at least $250 per Insured, or the Account Value held in the Guaranteed Account, whichever is less. If the amount transferred is less than the Account Value then held in the Guaranteed Account, at least $250 per Insured must remain in the Guaranteed Account. The maximum allowable amount that can be transferred from the Guaranteed Account, at any one time, is 25% of the unloaned portion of the Guaranteed Account. For additional rules and limits for the Guaranteed Account, see "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page ___.

                               GUARANTEED ACCOUNT

         Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933 nor has the Guaranteed Account been registered as an investment company under the 1940 Act. Accordingly, neither the Guaranteed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

         The Guaranteed Account is an account within the general account of the Company. It is part of Our general account assets. Our general account assets are used to support Our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, We have sole discretion over the investment of the assets of the general account. The Loan Account is part of the Guaranteed Account.

Interest Credited on Policy Value in the Guaranteed Account

         Net Premium allocated to the Guaranteed Account and Account Value transferred from the Subaccounts to the Guaranteed Account are credited to the Guaranteed Account portion of the Account Value. We will credit interest on these amounts at rates We determine in Our sole discretion, but in no event will interest credited on these amounts be less than an effective rate of at least 0.32737% per month, compounded monthly which equates to 4% per year, compounded annually. The Loan Account portion of the Guaranteed Account will be credited with interest at an annual rate that is 2.0% less than the then current Policy loan interest rate.

         However, if at the time of an allocation or transfer to the Guaranteed Account, We are crediting a rate of interest higher than 4%, the higher rate will apply to the amount from the date of its allocation or transfer to the Guaranteed Account through the end of the period during which the excess rate is effective.

If a higher rate of interest is credited, different rates of interest may apply to amounts allocated or transferred at different times, and different rates of interest may apply to amounts held in a Loan Account than to the remaining portion of Account Value held in the Guaranteed Account. YOU ASSUME THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR.

Calculating Guaranteed Account Value

         The Guaranteed Account Value is calculated daily. (See "GUARANTEED ACCOUNT VALUE," page __.)

Deductions from the Guaranteed Account

         Whenever a charge is deducted from the Account Value in the Guaranteed Account, or an amount is withdrawn from the Account Value in the Guaranteed Account to satisfy a partial surrender, transfer or Policy loan request, the charge or withdrawal will be taken first from the amount most recently allocated to the Guaranteed Account, then the amount next most recently allocated, and so forth. See page ___ for limits and restrictions on transfers of Account Value from the Guaranteed Account.

         If there is any Account Value in the Loan Account, it is not available for transfers, partial surrenders or Policy loans, nor any charges deducted from this portion of Account Value. Amounts are transferred to or from the Loan Account only when Policy loans are taken or repayments made. If an amount is transferred from the Loan Account to the remaining portion of the Guaranteed Account Value, it will be treated as a new allocation to the Guaranteed Account and will be credited with interest at the rate then in effect for Guaranteed Account allocations. (See "LOAN ACCOUNT," page ___.)

Payments from the Guaranteed Account

         We may defer payment of proceeds from the Guaranteed Account for a partial surrender, surrender or Policy loan request for up to six months from the date We receive the written request. If a payment from the Guaranteed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year compounded annually while it is deferred.

                             CHARGES AND DEDUCTIONS

         Periodically, the Company will deduct charges from the Account Value and also from each Premium to cover certain expenses relating to the issuance and administration of the Policy. These charges and deductions are described in the Policy as either guaranteed or current. The Company will never charge more than the guaranteed amount; however, solely within the Company's discretion, it may on a current basis charge less than the guaranteed amount.

Premium Taxes and DAC Taxes


         Premium taxes and DAC taxes are based on Premium. Premium taxes are charged at an explicit percent of Premium equal to the state and local tax rates. A typical state premium tax would be in the range of 2% to 2.6% of Premium. The Company will deduct a specific amount from Premium based on the place of residence of the Insured. DAC taxes will be deducted from Account Value at the time Premium is paid at a rate equal to 1.25% of Premium.

          In place of the lump sum deductions described above, at the time of application the Owner may select from any optional methods that may be offered at the Company's discretion, the terms of which will be agreed upon at that time.


Sales Charge


         The Company may deduct a sales charge from each Premium paid and may also deduct a sales charge from Account Value, either in place of a deduction from Premium, or in combination with a deduction from Premium. A sales charge deducted from Account Value in whole or in part will be deducted according to the terms negotiated by the Company and the Owner. When a sales charge is deducted either from Premium or Account Value, or both, the total sales charge will not exceed 9% of total Premium. An additional sales charge may be deducted on a partial surrender or surrender of a Policy during the first 14 Policy Years. (See "SURRENDER CHARGE," page ___.)


         The sales charge partially compensates Us for the expenses of selling and distributing the Policy, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. Under certain employer-owned, trust-owned, or sponsored arrangements, some of these expenses or other administrative expenses may be assumed by an employer or group sponsor. In such cases and within the sole discretion of the Company, there may be no sales charge or a reduced sales charge.

Mortality and Expense Risk Charge


         We deduct a daily charge from assets in the Subaccounts attributable to the Policies for assuming certain mortality and expense risks under the Policy. This charge does not apply to Guaranteed Account assets attributable to the Policies. The current charge is at an annual rate of 0.75% of net assets. Although the charge may be increased or decreased at the sole discretion of the Company, it is guaranteed not to exceed 1.00% for the duration of a Policy. If a Policy is issued with a current charge of less than 1.00%, We will notify You before We increase this charge. We may realize a profit from this charge.


         The mortality risk We assume is that the Insured under a Policy may die sooner than anticipated and that therefore the Company will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Monthly Deduction


         On the Issue Date and each Monthly Anniversary, We deduct the monthly deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary. The monthly deduction consists of (1) administrative charges ("Monthly Expense Charge"), (2) insurance charges ("Cost of Insurance Charge"), and (3) any charges for additional benefits added by supplemental agreement to a Policy ("Supplemental Benefit Charges"). The monthly deduction is deducted from the Accounts pro rata on the basis of the portion of Account Value in each Account. (See "DEDUCTIONS FROM THE GUARANTEED ACCOUNT," page ___.)


         Current and Guaranteed Expense Charges. The current Monthly Expense Charge consists of (1) an administrative charge of $7.50 per Insured and guaranteed not to exceed $10.00 per Policy Month and (2) an additional monthly administrative charge during the first Policy Year and the twelve months immediately following an increase in Face Amount currently at a monthly rate of $20 per Insured and guaranteed not to exceed $25 per Insured per Policy Month.

         These charges compensate Us for administrative expenses associated with the Policy and the Separate Account. These expenses relate to Premium billing and collection, recordkeeping, processing claims, Policy loans, Policy changes, reporting and overhead costs, processing applications and establishing Policy records.

         Cost of Insurance Charge. This charge compensates Us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from Monthly Anniversary to Monthly Anniversary. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

         The Net Amount at Risk is calculated as (a) minus (b) where:

          (a) is the current Life Insurance Proceeds at the beginning of the Policy month divided by 1.0032737; and

          (b)  is the current total Account Value.

         The cost of insurance rate for a Policy is based on the Attained Age, sex and rate class of the Insured, and therefore varies from time to time. We currently place Insureds in one of three basic rate classifications, based on Our underwriting: a smoker, a nonsmoker standard, or a rate class involving a higher mortality risk (a "substandard class"). Insureds Attained Age 14 and under are placed in a rate class that does not distinguish between smoker and nonsmoker, and are assigned to a smoker class at Attained Age 15 unless they have provided satisfactory evidence that they qualify for a nonsmoker class.

         We place the Insured in a rate class when We issue the Policy based on Our underwriting of the application. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, We conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has higher cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

         If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

         In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and underwriting class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

         If there is a decrease in Face Amount after there had been prior increases to the Face Amount, then for purposes of calculating the cost of insurance charge, the decrease will first be applied to reduce any prior increases in Face Amount, starting with the most recent increase in Face Amount and then to each prior increase.

         The guaranteed cost of insurance rates for substandard policies issued on a table rated basis are based on multiples of the 1980 CSO tables. The substandard multiple applicable depends on the substandard underwriting classification assigned to the insured. Currently, multiples range from 125% to 500% of the 1980 CSO tables.

         The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

         Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on Our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time. In the Company's discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

         We do not conduct underwriting for an increase in Face Amount if the increase is requested as part of a conversion from a term policy issued by the Company. In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term policy.

         Legal Considerations Relating to Sex-Distinct Premiums and Benefits. Mortality tables for the Policy generally distinguish between males and females. Thus, Premiums and benefits under the Policy covering males and females of the same age will generally differ.

         We do, however, also offer the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, We may offer the Policy with unisex mortality tables to such prospective purchasers.

Transfer Charge

         We currently impose a $25 transfer charge on any transfer of Account Value among the Subaccounts in excess of 12 free transfers per Insured permitted each Policy Year. If the charge is imposed, it will be deducted from the amount requested to be transferred before allocation to the new Subaccount(s) and shown in the confirmation of the transaction. If an amount is being transferred from more than one Subaccount, the transfer charge will be deducted proportionately from the amount being transferred from each Subaccount. This charge, if imposed, will reimburse Us for administrative expenses incurred in effecting transfers.

Surrender Charge

         The following discussion of the surrender charge presents the maximum surrender charge that may be imposed under the Policy. Under certain employer-owned, trust-owned, and sponsored arrangements where Sales Charges have been reduced because the Company's sales and administrative expenses were lessened, the Company in its sole discretion, may also reduce or waive the surrender charge. Otherwise, the following discussion of the surrender charge will be applicable.


         If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy Years, We will deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, We will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.


         Surrender Charge Based On Initial Face Amount. The surrender charge based on the initial Face Amount will be no greater than the product of (1) times (2) times (3) where:

          (1)  is equal to the Face Amount divided by $1,000;

          (2) is equal to a surrender charge factor per $1,000 based on the Insured's Issue Age, sex and underwriting class; and

          (3) is equal to the Policy duration factor as described in the following table:

                  Policy                                                            Policy Duration
                 Duration                                                               Factor
                  -------                                                            ------------
                     1............................................................      100%
                     2............................................................      100%
                     3............................................................      100%
                     4............................................................      100%
                     5............................................................      100%
                     6............................................................       90%
                     7............................................................       80%
                     8............................................................       70%
                     9............................................................       60%
                    10............................................................       50%
                    11............................................................       40%
                    12............................................................       30%
                    13............................................................       20%
                    14............................................................       10%
                    15+...........................................................        0%

         A table of surrender charge factors per $1,000 of Face Amount for various age, sex, and underwriting classes is shown in Appendix A.


         Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy will result in an additional surrender charge during the 14 Policy Years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy Year or within 14 years immediately following a Face Amount increase, We may also deduct a pro rata share of any applicable surrender charge from Your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.


Partial Surrender Charge

         The partial surrender charge is equal to a pro rata portion of the surrender charge that would apply to a full surrender, determined by multiplying the applicable full surrender charge by a fraction (equal to the partial surrender amount payable plus the partial surrender administrative charge divided by the result of subtracting the applicable surrender charge from the unloaned portion of the Account Value). This amount is assessed against the Subaccounts or the Guaranteed Account in the same manner as provided for with respect to the partial surrender amount paid.

         A partial surrender charge is also deducted from the Account Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

Partial Surrender Administrative Charge

         We will deduct an administrative charge upon a partial surrender. The administrative charge per Insured for a partial surrender will be equal to the lesser of $25 or 2% of the amount surrendered. This charge will be deducted from the Account Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount. (See page __ for rules for allocating the deduction and "Partial Surrenders" on page __.)

         Each partial surrender will reduce the Account Value by the amount of partial surrender plus the proportional surrender charge and the partial surrender administrative charge. If Life Insurance Proceeds Option I is selected , the Face Amount will also be reduced by the amount of the partial surrender in the following order:

          1. The most recent increase in the Face Amount, if any, will be reduced first.
          2. The next most recent increases in the Face Amount, if any, will then be successively decreased.
          3.   The initial Face Amount will then be decreased.

Discount Purchase Programs

         The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that, in the opinion of the Company, results in savings of sales expenses. For purchases made by officers, directors and employees of the Company, an affiliate, or any individual, firm, or company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, the Company may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                          HOW YOUR ACCOUNT VALUE VARIES

         There is no minimum guaranteed Account Value or Net Cash Surrender Value. These values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Guaranteed Account, and will depend on the allocation of Account Value. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of the monthly deduction to be deducted on that date (see page __), the Policy will be in default and a Grace Period will begin.

Determining the Account Value

         On the  Policy  Date the  Account  Value is  equal to the  initial  Net
Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to the initial Net Premium, less the monthly deduction. On each Valuation Date thereafter, the value is the aggregate of the accumulation values in the Subaccounts and the Guaranteed Account portion of the Account Value. The Account Value will vary to reflect the performance of the Subaccounts to which amounts have been allocated, interest credited on amounts allocated to the Guaranteed Account, charges, transfers, withdrawals, Policy loans and Policy loan repayments.

         Accumulation Unit Values. When You allocate an amount to a Subaccount, either by Net Premium allocation or transfer of Account Value, Your Policy is credited with accumulation units in that Subaccount. The number of accumulation units is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

         The number of Subaccount accumulation units credited to Your Policy will increase when Net Premium is allocated to the Subaccount, amounts are transferred to the Subaccount and loan repayments are credited to the
Subaccount. The number of Subaccount accumulation units credited to a Policy will decrease when the allocated portion of the monthly deduction is taken from the Subaccount, a Policy loan is taken from the Subaccount, an amount is transferred from the Subaccount, or a partial surrender, including the partial surrender charge, is taken from the Subaccount.

         A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio, and may increase or decrease from one Valuation Date to the next. The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount was established. For each Valuation Period after the date of establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

         Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any dividend or capital gain distributions on Fund shares and the deduction of the daily mortality and expense risk charge.

         Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of the Account Value of a Policy is the total of all Net Premium allocated to the Guaranteed Account, plus any amounts transferred to the Guaranteed Account, plus interest credited on such Net Premium and amounts, less the amount of any transfers from the Guaranteed Account, less the amount of any partial surrenders, including the partial surrender charges, taken from the Guaranteed Account, and less the pro rata portion of the monthly deduction deducted from the Guaranteed Account. If there have been any Policy loans, the Guaranteed Account Value is further adjusted to reflect the amount in the Loan Account held in the Guaranteed Account, including transfers to and from the Loan Account as loans are taken and repayments are made, and interest credited on the Loan Account.

Net Account Value

         The Net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

Cash Surrender Value

         The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if the Policy were surrendered on that date. The Cash Surrender Value is used to calculate the loan value and to determine whether Outstanding Loans exceed the Policy limits (see page ___). The loan value may not exceed 90% of the Net Cash Surrender Value at the time the loan is made.

Net Cash Surrender Value

         The Net Cash Surrender Value on a Valuation Date is equal to the Net Account Value reduced by any surrender charge that would be imposed if the Policy were surrendered on that date. It is the amount received upon a full surrender of the Policy.

               LIFE INSURANCE PROCEEDS AND CHANGES IN FACE AMOUNT

Life Insurance Proceeds

         As long as the Policy remains in force, We will pay the Life Insurance Proceeds upon receipt at Our Administrative Office of satisfactory proof of the Insured's death. We will require return of the Policy. The Life Insurance Proceeds will be paid to the Beneficiary in a lump sum generally within seven days after We receive due proof of death of the Insured (see "WHEN PROCEEDS ARE PAID," page ___), or, if elected, under a payment option (see "PAYMENT OPTIONS," page ___). Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

         The Life Insurance Proceeds includes the following amounts, which We will determine as of the date of the Insured's death:

          (a) the Death Benefit Amount determined according to the Death Benefit Qualification Option and Life Insurance Proceeds Option selected;

          (b)  plus any other benefits then due from riders to the Policy;

          (c)  minus any Outstanding Loan and accrued loan interest;

          (d) minus any overdue deductions from Account Value if the Insured dies during a Grace Period.

         We will pay interest on the Life Insurance Proceeds for the period from the date of the Insured's death to the date of payment. We determine the interest rate, but it will not be less than a rate of 3% per year compounded annually.

Death Benefit Qualification Options

         Section 7702 of the Code defines alternative testing procedures (the "Death Benefit Qualification Options") for meeting the definition of life insurance under the Code. (See "TAX TREATMENT OF THE POLICY," page ___.) Each Policy must qualify under one of the two Death Benefit Qualification Options.

The Owner will choose a Death Benefit Qualification Option at the time of application. Once it has been chosen to test a Policy, the Death Benefit Qualification Option cannot be changed while the Policy is in force.

         Under both Death Benefit Qualification Options, there is a minimum Life Insurance Proceeds required at all times equal to the Account Value multiplied by the appropriate Minimum Death Benefit Factor. The Minimum Death Benefit Factor depends on the Death Benefit Qualification Option and the Attained Age, sex, and smoker status of the Insured. A table of Minimum Death Benefit Factors for the selected Death Benefit Qualification Option is located in the Policy.

         Cash Value Accumulation Test. Use of the Cash Value Accumulation Test can be advantageous if an Owner intends to maximize the total amount of Premiums paid under a Policy. An offsetting consideration, however, is that the higher Premium permitted under this testing option will generally also require a higher Life Insurance Proceeds and, thus, a higher total cost of insurance. The Minimum Death Benefit Factors for the Cash Value Accumulation Test are computed based on the 1980 Commissioners Standard Ordinary Tables and a 4% effective annual interest rate.

         Guideline Premium/Cash Value Corridor Test. The Guideline Premium/Cash Value Corridor Test limits the amount of total Premium an Owner may pay under a Policy. The Minimum Death Benefit Factors for this testing option are those prescribed by the Code.

Life Insurance Proceeds Options

         At the time of application, the Owner will choose one of two Life Insurance Proceeds Options, regardless of the Death Benefit Qualification Option selected.

         Life Insurance Proceeds Option I. The Face Amount includes the Account Value and the Death Benefit Amount will be the larger of:

          (a) the Face Amount on the date of death; or

          (b) the Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor shown in the Policy for the Attained Age, smoker status, and sex of the Insured at the time of death and the previously selected Death Benefit Qualification Option.

         Life Insurance Proceeds Option II. The Face Amount is in addition to the Account Value and the Death Benefit Amount will be the larger of:

          (a) the Face Amount plus the Account Value on the date of death; or

          (b) the Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor shown in the Policy for the Attained Age, smoker status, and sex of the Insured at the time of death and the previously selected Death Benefit Qualification Option.

         If investment performance is favorable, the amount of the Life Insurance Proceeds may increase. However, under Life Insurance Proceeds Option I, the Life Insurance Proceeds ordinarily will not change to reflect any favorable investment performance for several years and may not change at all, whereas under Life Insurance Proceeds Option II, the Life Insurance Proceeds will vary directly with the investment performance of the Account Value. To see how and when investment performance may begin to affect the Life Insurance Proceeds, please see the illustrations beginning on page ___.

Changes in Life Insurance Proceeds Options

         You may change Your Life Insurance Proceeds Option. We may require that You submit evidence of insurability satisfactory to Us. If You request a change from Life Insurance Proceeds Option I to Life Insurance Proceeds Option II, We will decrease the Face Amount by an amount equal to Your Account Value on the date the change takes effect. However, We reserve the right to decline to make such change if it would reduce the Face Amount below the minimum Face Amount. If You request a change from Life Insurance Proceeds Option II to Life Insurance Proceeds Option I, We will increase the Face Amount by an amount equal to Your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remains the same on the date the change takes effect. However, if the Life Insurance Proceeds is determined by a percentage multiple of the Account Value, there may be an increase in the Life Insurance Proceeds.

         The change will take effect at the beginning of the Policy Month that coincides with or next follows the date We approve Your request. We reserve the right to decline to make any change that We determine would cause the Policy to fail to qualify as life insurance under applicable tax law as interpreted by Us.

         You may request a change by completing an Application for Change available from Our agent or by writing Us at Our Administrative Office. A copy of Your Application for Change will be attached to the newly issued policy information pages that We will issue for the Policy when the change is made. The new section and the Application for Change will become a part of the Policy. We may require You to return the Policy to Our Administrative Office to make a Policy change.

Changes in Face Amount

         At any time after the first Policy Year while the Policy is in force, You may request a change in the Face Amount, subject to certain conditions. No change will be permitted that would result in the Life Insurance Proceeds being includable in gross income due to a failure to satisfy the requirements of
Section 7702 of the Code. (See "TAX CONSIDERATIONS," page ___.)

         Any increase in the Face Amount must be at least $10,000, however, the resulting Face Amount may not be in excess of twice the Face Amount on the Issue Date, unless otherwise permitted by the Company. A written application must be submitted to Our Administrative Office along with evidence of insurability satisfactory to Us. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. You must return the Policy so We can amend the Policy to reflect the increase. There will be an additional monthly administrative charge, currently at a rate of $20 per Insured and guaranteed not to exceed $25 per Insured per Policy Month, imposed on the contract for the 12 months immediately following the effective date of such an increase. We will not allow more than one increase per Policy Year, nor will We allow an increase in Face Amount after an Insured's 65th birthday.

         Any decrease in the Face Amount must be at least $5,000 and the Face Amount after the decrease must be at least the minimum Face Amount at which we would then issue the Policy. During the first five (5) Policy Years, the Face Amount may not be decreased by more than 10 percent of the initial Face Amount in any one Policy Year. If the Face Amount is decreased during the first 14
Policy Years or within 14 Policy Years of an increase in Face Amount, a surrender charge may be applicable.

         Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a MEC. (See "TAX CONSIDERATIONS," page ___.)

Selecting and Changing the Beneficiary

         The Owner selects a Beneficiary in the application. The Owner may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary.

                                  CASH BENEFITS

Policy Loans

         You may borrow up to the loan value of Your Policy at any time after the first Policy Year, or after the first Policy Year following any increase in Face Amount by submitting a request to the Administrative Office. The loan value is 90% of Your Net Cash Surrender Value. The Company may impose a minimum loan amount. Outstanding Loans reduce the amount of the loan value available for new Policy loans. Policy loans will be processed as of the date the request is received at our Administrative Office. If a Policy is issued under a corporate-owned arrangement, a loan will be assessed pro rata over all Insureds under the Policy. Loan proceeds generally will be sent to the Owner within seven days. In addition, loans from MECs may be treated for tax purposes as distributions of income.

         Interest. We will charge interest daily on any outstanding Policy loan at a declared annual rate not in excess of 8.00%. The current rate, subject to change by the Company, is 8.00%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding Policy loan.

         Outstanding Loans. Unrepaid Policy loans (including unpaid interest added to the loan) plus accrued interest not yet due equals the Outstanding Loans.

         Loan Repayment; Effect if Not Repaid. You may repay all or part of Your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the date received. If the Life Insurance Proceeds becomes payable while a Policy loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds. If the Outstanding Loans exceed the Net Cash Surrender Value on any monthly anniversary, the Policy will be in default. We will send You, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

         Loan Account. When a Policy loan is made, an amount equal to the loan proceeds is withdrawn from the Account Value in the Subaccounts. This withdrawal is made pro rata on the basis of the Account Value in each Subaccount unless You direct a different allocation when requesting the loan. The loan amount withdrawn is then transferred to the Loan Account in the Guaranteed Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the Subaccounts in accordance with Your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Account Value, but other Policy values, such as the Net Account Value and Net Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Loan Account.

         Policy Loan Net Cost. The maximum net cost of a loan is 2.00% per year (the difference between the rate of interest We charge on Policy loans and the amount We credit on the equivalent amount held in the Loan Account). In addition, We currently intend to credit 6.00% on the amount held in the Loan Account.

         Effect of Policy Loan. A Policy loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the Subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Also, Policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate.

Surrendering the Policy for Net Cash Surrender Value

         You may surrender your Policy at any time for its Net Cash Surrender Value by submitting a written request to Our Administrative Office. We will require return of the Policy. A surrender charge may apply. (See "SURRENDER CHARGES," page ___.) A surrender request will be processed as of the date Your written request and all required documents are received and generally will be paid within seven days. (See "WHEN PROCEEDS ARE PAID," page ___, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page ___.) The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. (See "PAYMENT OPTIONS," below.) Your Policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

         If a Policy is issued under a corporate-owned arrangement, the Owner will not be permitted to surrender the Policy as to selected individual Insureds only.

Partial Surrenders

         We will not allow a partial surrender during the first twelve months of the Policy or during the first twelve Policy Months immediately following an increase in the Face Amount of the Policy. After the first Policy Year, You may make partial surrenders under Your Policy up to a maximum of 90% of the Net Cash Surrender Value subject to the following conditions. You must submit a written request to Our Administrative Office. The Net Cash Surrender Value must exceed $500 per Insured after the partial surrender is deducted from the Account Value. No more than two partial surrenders may be made during a Policy Year and each partial surrender must be at least $500 per Insured. A partial surrender charge and an administrative charge will be assessed on a partial surrender. (See "PARTIAL SURRENDER CHARGE," page __.) This charge will be deducted from Your Account Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Account Value will be reduced by the partial surrender amount.

         When You request a partial surrender, You can direct how the partial surrender amount will be deducted from Your Account Value in the Accounts. If You provide no directions, the partial surrender amount will be deducted from Your Account Value in the Accounts on a pro rata basis. (See "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __.) If a Policy is issued under a corporate-owned arrangement, a partial surrender will be applied pro rata over all Insureds under the Policy.

         If Life Insurance Proceeds Option I is in effect, the Face Amount will also be reduced by the partial surrender amount. If the Face Amount has been increased, the partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the initial Face Amount. No partial surrender may be made that would reduce the Face Amount to less than $50,000.

         Partial surrender requests will be processed as of the date your written request is received, and generally will be paid within seven days. (See "WHEN PROCEEDS ARE PAID," page __, and "PAYMENTS FROM THE GUARANTEED ACCOUNT," page __.)

         Surrenders of all or part of a Policy may have tax consequences. (See "TAX CONSIDERATIONS," page __.)


Maturity Date

         The Maturity Date as to any Insured will be the Policy Anniversary immediately following an Insured's 100th birthday. At that time, if the Insured is still alive and the insurance remains in force, all riders attached to the Policy will end, no further Premium will be accepted and no cost of insurance charges will be incurred. After the Maturity Date, the amount of the Life Insurance Proceeds will equal the Net Account Value.

Payment Options

         The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.

               ILLUSTRATIONS OF ACCOUNT VALUE, NET CASH SURRENDER
             VALUE, LIFE INSURANCE PROCEEDS AND ACCUMULATED PREMIUM

         The following tables have been prepared to show how certain values under a Policy change with investment performance over an extended period of time. The tables illustrate how Account Value, Net Cash Surrender Value and Life Insurance Proceeds under a Policy covering an Insured of a given age on the Issue Date, would vary over time if a Periodic Planned Premium was paid annually and the return on the assets in the selected portfolios of the Funds was a gross average annual rate of 0%, 6% or 12%. The tables also show Premium accumulated at 5% interest.

         The tables illustrate a Policy insuring a male age 35 in the non-smoker class with the following features: (i) initial Face Amount of $200,000; (ii) annual Planned Periodic Premium of $2,000; (iii) Cash Value Accumulation Test; and (iv) Life Insurance Proceeds Option I.


         The tables reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected portfolios of the Funds. The tables assume an average annual expense ratio of 0.91% of the average daily net assets of the portfolios of the Funds available under the Policy. This average annual expense ratio is based on the expense ratios of each of the portfolios of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a portfolio of a Fund. For information on Fund expenses, see the prospectuses for the Funds.

         As their headings indicate, one table reflects the deduction of current contractual charges and the other reflects the deduction of guaranteed contractual charges. These charges include the monthly cost of insurance charge, the monthly administrative charge, and the daily charge to the Separate Account for assuming mortality and expense risks. Both tables assume a state premium tax rate of 2.00%, reflect the fact that no charges for federal income taxes are currently made against the Separate Account, and assume no Outstanding Loans or charges for supplemental benefits. After deduction of portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate current net annual rates of -1.66%, 4.34% and 10.34% and approximate guaranteed net annual rates of -1.91%, 4.09% and 10.09%.


         Upon request, We will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                         Illustration of Policy Values
                           AIG Life Insurance Company

                          Male Issue Age 35 Non Smoker

                             $2,000 Annual Premium
                              $200,000 Face Amount
                          Death Benefit Option (Level)
       Death Benefit Qualification Option (Cash Value Accumulation Test)

                                                            Using Current Cost of Insurance Rates
         Premiums             0% Hypothetical                      6% Hypothetical                        12% Hypothetical
         Accumulated       Gross Investment Return              Gross Investment Return                 Gross Investment Return
End of   at 5.00%      Policy      Net Cash                 Policy     Net Cash                   Policy     Net Cash
Policy   Interest      Account     Surrender   Death        Account    Surrender    Death         Account    Surrender  Death
Year     Per Year      Value       Value       Benefit      Value      Value        Benefit       Value      Value      Benefit
------  ------------   -------     --------    --------     -------    ---------    -------       -------    ---------  ---------
1        $2,100        $1,328      $948        $200,000     $1,424     $1,044       $200,000      $1,521     $1,141     $200,000
2        $4,305        $2,863      $2,483      $200,000     $3,147     $2,767       $200,000      $3,443     $3,063     $200,000
3        $6,620        $4,360      $3,980      $200,000     $4,932     $4,552       $200,000      $5,551     $5,171     $200,000
4        $9,051        $5,819      $5,439      $200,000     $6,781     $6,401       $200,000      $7,864     $7,484     $200,000
5        $11,604       $7,240      $6,860      $200,000     $8,696     $8,316       $200,000      $10,403    $10,023    $200,000
6        $14,284       $8,620      $8,278      $200,000     $10,678    $10,336      $200,000      $13,187    $12,845    $200,000
7        $17,098       $9,958      $9,654      $200,000     $12,728    $12,424      $200,000      $16,244    $15,940    $200,000
8        $20,053       $11,255     $10,989     $200,000     $14,848    $14,582      $200,000      $19,599    $19,333    $200,000
9        $23,156       $12,509     $12,281     $200,000     $17,041    $16,813      $200,000      $23,284    $23,056    $200,000
10       $26,414       $13,720     $13,530     $200,000     $19,307    $19,117      $200,000      $27,332    $27,142    $200,000
11       $29,834       $14,884     $14,732     $200,000     $21,648    $21,496      $200,000      $31,780    $31,628    $200,000
12       $33,426       $16,000     $15,886     $200,000     $24,065    $23,951      $200,000      $36,668    $36,554    $200,000
13       $37,197       $17,068     $16,992     $200,000     $26,561    $26,485      $200,000      $42,044    $41,968    $200,000
14       $41,157       $18,085     $18,047     $200,000     $29,137    $29,099      $200,000      $47,957    $47,919    $200,000
15       $45,315       $19,050     $19,050     $200,000     $31,794    $31,794      $200,000      $54,465    $54,465    $200,000
16       $49,681       $19,957     $19,957     $200,000     $34,533    $34,533      $200,000      $61,631    $61,631    $200,000
17       $54,265       $20,802     $20,802     $200,000     $37,353    $37,353      $200,000      $69,521    $69,521    $200,000
18       $59,078       $21,579     $21,579     $200,000     $40,251    $40,251      $200,000      $78,214    $78,214    $200,000
19       $64,132       $22,281     $22,281     $200,000     $43,227    $43,227      $200,000      $87,796    $87,796    $200,000
20       $69,439       $22,902     $22,902     $200,000     $46,280    $46,280      $200,000      $98,365    $98,365    $200,000
25       $100,227      $24,565     $24,565     $200,000     $62,683    $62,683      $200,000      $169,866  $169,866    $261,594
30       $139,522      $22,854     $22,854     $200,000     $80,851    $80,851      $200,000      $283,881  $283,881    $397,434

The above illustrations are based on the following:

(1)  Assumes no policy loans or withdrawals have been made.

(2) Current values reflect current cost of insurance rates, a state premium tax rate of 2.00%, a DAC Tax charge of 1.25%, a sales load of 2.25%, an administrative charge of $27.50 per month in policy year 1 and $7.50 per month in all remaining policy years, a fund management expense of 0.91% of assets and a mortality and expense risk charge of 0.75% of assets for all policy years.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         Illustration of Policy Values
                           AIG Life Insurance Company

                          Male Issue Age 35 Non Smoker

                             $2,000 Annual Premium
                              $200,000 Face Amount
                          Death Benefit Option (Level)
       Death Benefit Qualification Option (Cash Value Accumulation Test)

                                                         Using Guaranteed Cost of Insurance Rates
          Premiums                0% Hypothetical                6% Hypothetical                    12% Hypothetical
          Accumulated         Gross Investment Return       Gross Investment Return             Gross Investment Return
End of    at 5.00%     Policy    Net Cash                 Policy     Net Cash               Policy      Net Cash
Policy    Interest     Account   Surrender   Death        Account    Surrender  Death       Account     Surrender   Death
Year      Per Year     Value     Value       Benefit      Value      Value      Benefit     Value       Value       Benefit
------    -----------  ------    --------    --------     ------     --------   --------    ------      ---------   --------
1         $2,100       $967      $0          $200,000     $1,047     $0         $200,000    $1,129      $0          $200,000
2         $4,305       $2,196    $0          $200,000     $2,428     $0         $200,000    $2,671      $0          $200,000
3         $6,620       $3,382    $0          $200,000     $3,845     $45        $200,000    $4,347      $547        $200,000
4         $9,051       $4,521    $721        $200,000     $5,296     $1,496     $200,000    $6,170      $2,370      $200,000
5         $11,604      $5,614    $1,814      $200,000     $6,782     $2,982     $200,000    $8,153      $4,353      $200,000
6         $14,284      $6,657    $3,237      $200,000     $8,299     $4,879     $200,000    $10,306     $6,886      $200,000
7         $17,098      $7,648    $4,608      $200,000     $9,847     $6,807     $200,000    $12,647     $9,607      $200,000
8         $20,053      $8,586    $5,926      $200,000     $11,425    $8,765     $200,000    $15,193     $12,533     $200,000
9         $23,156      $9,470    $7,190      $200,000     $13,033    $10,753    $200,000    $17,964     $15,684     $200,000
10        $26,414      $10,296   $8,396      $200,000     $14,668    $12,768    $200,000    $20,980     $19,080     $200,000
11        $29,834      $11,061   $9,541      $200,000     $16,327    $14,807    $200,000    $24,263     $22,743     $200,000
12        $33,426      $11,762   $10,622     $200,000     $18,008    $16,868    $200,000    $27,838     $26,698     $200,000
13        $37,197      $12,397   $11,637     $200,000     $19,708    $18,948    $200,000    $31,736     $30,976     $200,000
14        $41,157      $12,961   $12,581     $200,000     $21,425    $21,045    $200,000    $35,986     $35,606     $200,000
15        $45,315      $13,450   $13,450     $200,000     $23,156    $23,156    $200,000    $40,625     $40,625     $200,000
16        $49,681      $13,858   $13,858     $200,000     $24,892    $24,892    $200,000    $45,688     $45,688     $200,000
17        $54,265      $14,173   $14,173     $200,000     $26,625    $26,625    $200,000    $51,217     $51,217     $200,000
18        $59,078      $14,386   $14,386     $200,000     $28,345    $28,345    $200,000    $57,255     $57,255     $200,000
19        $64,132      $14,482   $14,482     $200,000     $30,038    $30,038    $200,000    $63,852     $63,852     $200,000
20        $69,439      $14,451   $14,451     $200,000     $31,694    $31,694    $200,000    $71,069     $71,069     $200,000
25        $100,227     $11,948   $11,948     $200,000     $38,967    $38,967    $200,000    $119,249   $119,249     $200,000
30        $139,522      $3,553    $3,553     $200,000     $42,613    $42,613    $200,000    $196,522   $196,522     $275,131

The above illustrations are based on the following:

(1)  Assumes no policy loans or withdrawals have been made.

(2) Values reflect guaranteed cost of insurance rates, a state premium tax rate of 2.00%, a DAC Tax charge of 1.25%, a sales load of 9.00%, an administrative charge of $35.00 per month in policy year 1 and $10.00 per month in all remaining policy years, a fund management expense of 0.91% of assets and a mortality and expense risk charge of 1.00% of assets for all policy years.

(3) Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.

(4) Assumes that the premium is paid at the beginning of the policy year. Values would be different if the premiums are paid with a different frequency or in different amounts.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING
INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      OTHER POLICY BENEFITS AND PROVISIONS

Right to Exchange

         The Policy may be exchanged for a flexible premium fixed benefit life insurance policy on the life of the Insured, without evidence of insurability. This exchange may be made:

          (a) within 24 months after the Issue Date while the Policy is in force;

          (b)  within 24 months of any increase in Face Amount of the Policy; or


          (c) within 60 days of the effective date of a material change in the investment policy of a Subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, the Company will notify the Owner and give the Owner information on the options available.


         When an exchange is requested, the Company accomplishes the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account
Value must remain in the Guaranteed Account for the remaining life of the Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The Effective Date, Issue Date and Issue Age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

Limits on Our Rights to Contest the Policy

         Incontestability. We will not contest the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

         Suicide Exclusion. If the Insured commits suicide (while sane or insane) within two years after the Issue Date, Our liability will be limited to the payment of a single sum. This sum will be equal to the Premiums paid, minus any loan and accrued loan interest and minus any partial surrender and minus the cost of any riders attached to the Policy. If the Insured commits suicide (while sane or insane) within two years after the effective date of an increase in the Face Amount, then Our liability as to the increase in amount will be limited to the payment of a single sum equal to the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

Changes in the Policy or Benefits

         Misstatement of Age or Sex. If an Insured's age or sex has been misstated in the Policy, the Life Insurance Proceeds and any benefits provided by Riders to the Policy shall be those which would be purchased at the then current cost of insurance charge for the correct age and sex.

         Other Changes. At any time We may make such changes in the Policy as are necessary to assure compliance at all times with the definition of life insurance prescribed by the Code or to make the Policy conform with any law or regulation issued by any government agency to which it is subject. Any such change, however, may be accepted or rejected by the Owner.

When Proceeds Are Paid

         We will ordinarily pay any Life Insurance Proceeds, loan proceeds or partial or full surrender proceeds within seven days after receipt at Our Administrative Office of all the documents required for such a payment. Other than the Life Insurance Proceeds, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, We may delay making a payment or processing a transfer request if (1) the disposal or valuation of the Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect the Company's Owners. (See also "PAYMENTS FROM THE GUARANTEED ACCOUNT," page ___.)

Reports to Owners

         You will receive a confirmation within seven days of the transaction of: the receipt of any Premium (except Premiums received before the Issue Date); any change of allocation of Premiums; any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; or any return of Premium necessary to comply with applicable maximum receipt of any Premium payment. Confirmations will also be sent within seven days of: (1) exercise of the Period to Examine and Cancel; (2) an exchange of the Policy; (3) full surrender of the Policy; and (4) payment of the Life Insurance Proceeds under the Policy.

         Within 30 days after each Policy Anniversary an annual statement will be sent to each Owner. The statement will show the current amount of Life Insurance Proceeds payable under the Policy, the current Account Value, the current Cash Surrender Value and current Outstanding Loans. The statement will also show Premiums paid, all charges deducted during the Policy Year, and all transactions. The Company will also send to Owners annual and semi-annual reports of the Separate Account.

Assignment

         The Policy may be assigned in accordance with its terms on a form provided by Us. We will not be deemed to know of an assignment unless We receive a copy of it at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Any assignment or pledge of a MEC as collateral for a loan may result in a taxable event. (See "TAX CONSIDERATIONS," page ___.)

Reinstatement

         If the Policy has ended without value, You may reinstate Policy benefits while the Insured is alive if You:

          1. Request reinstatement of Policy benefits within three (3) years from the end of the Grace Period;

          2.   Provide evidence of insurability satisfactory to Us;

          3. Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three (3) months, calculated from the effective date of reinstatement; and (iii) the charge for applicable taxes, the Premium charge, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against Your Account Value; and

          4. Repay or reinstate any Policy loan which existed on the date the Policy ended.

         The effective date of the reinstatement of Policy benefits will be the beginning of the Policy Month which coincides with or next follows the date We approve Your request. From the required payment We will deduct the charge for applicable taxes and the premium charge. The Account Value, Policy loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

         We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.
                               TAX CONSIDERATIONS

         The following description is based upon the Company's understanding of current federal income tax law applicable to life insurance in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes.

         Section 7702 of the Code defines the term "life insurance contract" for purposes of the Code. The Company believes that the Policy to be issued will qualify as "life insurance contracts" under Section 7702, but the Company does not guarantee the tax status of the Policy. Purchasers bear the complete risk that the Policy may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers with regard to these risks.

Introduction

         The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company's understanding of current federal income tax laws and the current interpretation of those laws. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

The Company

         The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Diversification

         Section 817 (h) of the Code and the regulations prescribed under that Section by the United States Treasury Department ("Treasury Department") impose certain diversification standards on the investments underlying variable life insurance contracts. Section 817(h) of the Code provides that if the investment assets underlying a variable life insurance contract are not properly diversified in accordance with the Treasury regulations issued under that Section, then that contract shall be immediately disqualified from treatment as a life insurance contract for federal income tax purposes, subject to a remedial procedure. Permanent disqualification of the Policy as a life insurance contract would result in imposition of federal income tax on the Policy Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.

         Generally, for purposes of determining whether the diversification standards imposed by Section 817(h) of the Code on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer." To the extent that any segregated asset account with respect to a variable life insurance contract is invested in securities issued by the U.S. Treasury, the investments made by such accounts shall be treated as adequately diversified. The Code also contains a safe harbor provision which provides that a segregated asset account underlying life insurance contracts such as the Policy will meet the diversification requirements of Section 817(h) if, as of the close of each quarter, the underlying assets of the account meet the diversification requirements applicable to regulated investment companies and not more than 55 percent of the value of the assets of the account are attributable to cash and cash items (including receivables), Government securities and securities of other regulated investment companies.

         Treasury Regulation Section 1.817-5 establishes the specific diversification requirements applicable to the investment portfolios underlying variable life insurance contracts such as the Policy, and provides alternatives to the safe harbor provisions described above. Under this Regulation, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these percentage tests, all securities of the same issuer are generally treated as a single investment. The Regulation also provides a remedial procedure pursuant to which some of the adverse consequences of a violation of the diversification requirements may be avoided. This procedure requires, among other things, a tax penalty payment by the issuer of the affected policies.

         The Company intends that each Fund underlying the Policy will be managed by its investment adviser in such a manner as to comply with these diversification requirements.

         When Regulations under Section 817(h) of the Code were first proposed in 1986, the Treasury Department also indicated that guidelines would be forthcoming under which a variable life insurance Policy would not be treated as a life insurance contract for tax purposes if the owner of the Policy had an excessive degree of control over the investments underlying the Policy (e.g., by being able to transfer values among Subaccounts with only limited restrictions). The issuance of such guidelines could require the Company to impose limitations on the rights of the Owners to control investment designations under the Policy. It is not presently known whether any such guidelines will be issued or whether any such guidelines would have retroactive effect.

Tax Treatment of the Policy

         Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department is authorized to prescribe regulations implementing Section 7702. While proposed regulations and other interim guidance have been issued, final regulations have not been adopted so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance Policy.

         With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

         With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

         If subsequent guidance issued under Section 7702 leads the Company to conclude that a Policy does not (or may not) satisfy Section 7702, the Company will take appropriate and necessary steps for the purpose of causing such Policy to comply with Section 7702, but the Company can give no assurance that it will be possible to achieve that result. The Company expressly reserves the right to restrict Policy transactions if it determines such action to be necessary as part of an attempt by the Company to qualify the Policy as life insurance contracts under Section 7702.

         The discussion set forth below assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702.

Tax Treatment of Policy Benefits In General

         The Company believes that the Policy should be treated as a life insurance contract for federal income tax purposes. Thus, the Life Insurance Proceeds under the Policy should be excluded from the gross income of the Beneficiary under Section 101(a)(1) of the Code. In addition, the cash value increases of a Policy should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender, lapse with loan, or a payment of benefits at a Policy's Maturity Date.

         Upon a complete surrender or lapse of any Policy or upon a payment of benefits at a Policy's Maturity Date, any excess of the amount received plus the amount of Outstanding Loan over the total investment in the Policy, will generally be treated as ordinary income subject to tax. This treatment of surrenders, lapses, and payments at a Policy's Maturity Date applies whether the Policy is or is not treated as a MEC.

         Investment in the Policy. The term "investment in the Policy" means (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the Owner.

         Distributions From Policies Not Classified as Modified Endowment Contracts. Distributions from a Policy that is not a MEC, are generally treated first as a recovery of the Owner's investment in the Policy and then, but only after the return of all such investment in the Policy, as a distribution of taxable income. An exception to this general rule applies in the case of a decrease in the Policy's Life Insurance Proceeds or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner, even where such a distribution must be made in order for the Policy to continue complying with the definitional limits of Section 7702. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

         Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, any such loan is generally treated as an Outstanding Loan of the Owner.

         Modified Endowment Contracts. Section 7702A of the Code establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to a Policy entered into or a Policy with certain material changes after June 20, 1988. Due to the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy.

         In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums. Whether a Policy will be a MEC after a material change generally depends upon the relationship of the Life Insurance Proceeds and Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

         The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a MEC. The Company will, however, monitor the Policy and will take all steps reasonably necessary to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

         Distributions from Policies Classified as Modified Endowment Contracts. Any Policies that are classified as MECs will be subject to additional adverse tax rules. Loans taken from, or secured by, such a Policy will be treated as distributions from the Policy and will be taxed accordingly. (Past due loan interest that is added to the loan amount will also be treated as a loan for this purpose.) In addition, all distributions, including any loans and any distributions upon any full or partial surrender, a lapse, or a payment of benefits at the Maturity Date of such a Policy, will be treated as ordinary income to the extent of the excess (if any) of the Account Value immediately before the distribution over the Owner's investment in the Policy (described above) at such time. These rules may also apply to a Policy during the two-year period prior to the Policy's classification as a MEC.

         Penalties on Early Distributions from Policies Classified as Modified Endowment Contracts. A ten percent additional income tax may be imposed under
Section 72(v) of the Code on the portion of any distribution (or any loan) from a Policy that is classified as a MEC. This additional tax applies to the full amount that is included in the Owner's taxable income except where the distribution from the Policy (including distributions upon surrender) or loan is made from or secured by the Policy on or after the date that the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary. If a Policy is not a MEC, however, then neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy will be subject to the 10% additional tax.

         Multiple Policies. Section 72(e)(11) of the Code provides that if two or more MECs are issued within the same calendar year to the same Owner by one company or its affiliates, then all such contracts must be treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or other amounts distributed from all such contracts. Owners should consult a tax adviser prior to purchasing more than one MEC in any calendar year.

         Interest on Policy Loans. Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under Section 163(h) of the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a Policy loan, an Owner should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business Owners from deducting premium payments.)

         Policy Exchanges and Modifications. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Life Insurance Proceeds Option (e.g., a change from Life Insurance Proceeds Option I to Life Insurance Proceeds Option II or vice versa), a Policy loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary.

         Withholding. The Company is required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless You elect to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

         You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

         Generation Skipping Transfer Tax. A transfer of the Policy or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

         Contracts Issued in Connection With Tax Qualified Pension Plans. Prior to purchase of a Policy in connection with a qualified plan, the applicable tax rules relating to such plans and life insurance thereunder should be examined in consultation with a qualified tax adviser.

Possible Charge for the Company's Taxes

         At the present time, the Company makes no charge for any federal, state or local taxes (other than state premium taxes) that it incurs that may be attributable to the Accounts or to the Policy. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy.

                            MANAGEMENT OF THE COMPANY

The directors and principal officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.


                                                                                Principal Business Affiliations
                                                                                and Principal Occupations
Name and Address                        Office                                  During Past Five Years
Robert John O'Connell                   Chief Executive Officer,                President and CEO - AIG
80 Pine Street                          President and Director                  Life Companies
13th Floor
New York, NY 10005

Nicholas Alexander O'Kulich*            Vice President,                         Senior Vice President, Life
                                        Treasurer and Director                  Insurance - AIG, Inc.

Maurice Raymond Greenberg*              Director                                Director, Chairman and
                                                                                Chief Executive Officer -
                                                                                AIG, Inc.
Edwin A. G. Manton*                     Director                                Director - AIG, Inc.

Edward Easton Matthews*                 Director                                Vice Chairman Investment and
                                                                                Financial Services - AIG, Inc.

Jerome Thomas Muldowney                 Senior Vice President                   Managing Director - AIG
175 Water Street                         and Director                           Investments Corp.  Senior Vice
25th Floor                                                                      President of AIG.  Domestic
New York, New York 10005                                                        Life Companies.

Win Jay Neuger                          Director                                Senior Vice President -
175 Water Street                                                                AIG, Inc.  Formerly, Managing
25th Floor                                                                      Director-Bankers Trust Co.
New York, New York 10005

John Robert Skar                        Sr. Vice President,                     Sr. Vice President and Actuary -
One Alico Plaza                         Actuary and Director                    AIG Domestic Life Companies
P.O. Box 667
Wilmington DE 19899

Howard Ian Smith*                       Director                                Director, Executive Vice
                                                                                President, Chief Financial
                                                                                Officer and Comptroller -
                                                                                AIG, Inc.

Ernest Edward Stempel*                  Director                                Senior Advisor - AIG Inc.


                                       49





Elizabeth Margaret Tuck*                Secretary                               Secretary and Assistant
                                                                                Secretary of AIG, Inc. and
                                                                                certain affiliates
Gerald Walter Wyndorf                   Director and Executive                  Executive Vice President -
80 Pine Street                          Vice President                          AIG Domestic Life Companies
13th Floor
New York, NY 10038

Howard Earl Gunton                      Sr. Vice President and                  Sr. Vice President and
One Alico Plaza                         Comptroller                             Comptroller - AIG
Wilmington, DE 19899                                                            Domestic Life Companies



* Indicates the business address of the individual, which is 70 Pine Street, New York, New York 10270.


                                       50

                           DISTRIBUTION OF THE POLICY

         Where the Policy may be lawfully sold, the Policy is sold by licensed insurance agents who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

         The Policy will be distributed through the principal underwriter for the Separate Account, AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, an affiliate of the Company. AIGESC will enter into selling agreements with other broker-dealers who offer the Policy. Commissions may be paid to registered representatives based on Premiums paid for Policies sold. Additional payments may be made for administrative or other services not directly related to the sale of the Policy.

                      OTHER POLICIES ISSUED BY THE COMPANY

         The Company may offer other insurance policies similar to those offered herein.

                                STATE REGULATION

         The Company is subject to the laws of Delaware governing insurance companies and to regulation by the Delaware Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine the Company's Policy liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                LEGAL PROCEEDINGS

         There are no legal proceedings to which the Separate Account or the principal underwriter is a party. The Company is engaged in various kinds of routine litigation which, in the opinion of the Company, are not of material importance in relation to the total capital and surplus of the Company.

                                     EXPERTS

         The financial statements of the Company which appear in this Prospectus have been audited by Coopers & Lybrand, LLP, independent certified public accountants, as stated in their reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Legal matters relating to the federal securities laws are being passed upon by the firm of Jorden Burt Boros Cicchetti Berenson & Johnson, LLP of Washington, D.C.

                                PUBLISHED RATINGS

         The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect A.M. Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services, and the financial strength of the Company as measured by Moody's Investors Services, may be referred to in advertisements, sales literature or in reports to Owners. These ratings are their opinions of an operating insurance company's financial capacity to meet the obligations of its life insurance policies and annuity contracts in accordance with their terms. In regard to their ratings of the Company, these ratings are explicitly based on the existence of a Support Agreement, dated as of December 13, 1991, between the Company and its parent, American International Group, Inc. ("AIG"), pursuant to which AIG has agreed to cause the Company to maintain a positive net worth and to provide the Company with funds on a timely basis sufficient to meet the Company's obligations to its policyholders. The Support Agreement is not, however, a direct or indirect guarantee by AIG to any person of the payment of any of the Company's indebtedness, liabilities or other obligations (including obligations to the Company's policyholders).

         The ratings are not recommendations to purchase the Company's life insurance or annuity products, or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances relating to the Support Agreement, such as a lowering of AIG's long-term debt rating, so warrant. The ratings do not reflect the investment performance of the separate account or the degree of risk associated with an investment in the separate account.

                              FINANCIAL STATEMENTS

         The financial statements of the Company and the Separate Account are included herein.

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)












                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS






To the Stockholders and Board of Directors
AIG Life Insurance Company:


We have audited the accompanying balance sheets of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) as of December 31, 1997 and 1996, and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.



2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                            1997           1996
                                                         -----------    -----------

Assets
------
Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $2,984,255   $2,271,326
        (cost: 1997 - $2,826,088: 1996 - $2,190,580)
     Equity securities:
        Common stock
        (cost: 1997 - $1,381: 1996 - $3,548)                  2,775        5,578
         Non - redeemable preferred stock
        (cost: 1997 - $250 : 1996 - $0)                         250         --
Mortgage loans on real estate, net                          350,823      297,363
Real estate, net of accumulated
 depreciation of $4,740 in 1997 and $4,099 in 1996           15,940       16,169
Policy loans                                              1,496,837    1,873,961
Other invested assets                                        56,219       64,109
Short-term investments                                      667,912      100,036
Cash                                                          5,132        5,780
                                                         ----------   ----------

    Total investments and cash                            5,580,143    4,634,322


Amounts due from related parties                             11,446        3,193
Investment income due and accrued                            85,135      107,268
Premium and insurance balances receivable-net                46,937       36,357
Reinsurance assets                                           60,744      218,453
Deferred policy acquisition costs                           118,535       84,287
Separate and variable accounts                            1,204,643      644,980
Other assets                                                  4,855        5,092
                                                         ----------   ----------

                                    Total assets         $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                         December 31,   December 31,
                                                            1997           1996

Liabilities
-----------

  Policyholders' funds on deposit                        $3,745,902   $3,810,095
  Future policy benefits                                    749,918      630,520
  Reserve for unearned premiums                              24,108       29,911
  Policy and contract claims                                199,069      191,338
  Reserve for commissions, expenses and taxes                16,103        2,860
  Insurance balances payable                                 47,372       42,137
  Amounts due to related parties                              3,945        5,921
  Federal income tax payable                                  1,684        2,959
  Deferred income taxes                                      37,498        5,713
  Separate and variable accounts                          1,204,643      644,980
  Minority interest                                           6,067        6,077
  Other liabilities                                         621,585       30,932
                                                         ----------   ----------


                                    Total liabilities     6,657,894    5,403,443
                                                         ----------   ----------



Stockholders' Equity
--------------------

                                                        December 31,   December 31,
                                                            1997           1996

  Common stock, $5 par value; 1,000,000 shares
       authorized; 976,703 shares issued and
       outstanding                                            4,884        4,884

  Additional paid-in capital                                153,283      123,283
  Unrealized appreciation of investments,
   net of future policy benefits and taxes
   of $61,644 in 1997 and $33,823 in 1996                   114,490       62,814
  Retained earnings                                         181,887      139,528
                                                         ----------   ----------

                           Total stockholders' equity       454,544      330,509
                                                         ----------   ----------


Total liabilities and stockholders' equity               $7,112,438   $5,733,952
                                                         ==========   ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                     Years ended December 31,

                                                           1997                 1996                 1995
                                                       ------------          ------------         --------
Revenues:
  Premiums                                             $ 437,650            $ 394,480            $ 364,502
  Net investment income                                  381,868              504,661              435,683
  Realized capital (losses) gains                         (3,025)                 (51)                (417)
                                                       ---------            ---------            ---------


                     Total revenues                      816,493              899,090              799,768
                                                       ---------            ---------            ---------


Benefits and expenses:
  Benefits to policyholders                              188,969              189,933              202,105
  Increase in future policy benefits
   and policyholders' funds on deposit                   397,481              495,529              392,592
  Acquisition and insurance expenses                     163,533              161,841              170,343
                                                       ---------            ---------            ---------

                    Total benefits and expenses         749,983               847,303              765,040
                                                       ---------            ---------            ---------


Income before income taxes                               66,510                51,787               34,728
                                                                            ---------            ---------

Income taxes (benefits):
   Current                                               20,059                25,087               18,709
   Deferred                                               3,964                (5,486)              (6,339)
                                                       ---------            ---------            ---------

      Total income taxes                                 24,023                19,601               12,370
                                                       ---------            ---------            ---------

Net income before minority interest                      42,487                32,186               22,358
Minority interest income (loss)                            (128)                  154                   11
                                                       ---------            ---------            ---------

Net income                                            $  42,359             $  32,340            $  22,369
                                                       =========            =========            =========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (in thousands)

                                                                         Years ended December 31,

                                                           1997                   1996                      1995
                                                       ------------           ------------             ---------
Common Stock


Balance at beginning of year                           $      4,884           $      4,884             $      4,884
                                                        -----------            -----------              -----------

Balance at end of year                                        4,884                  4,884                    4,884
                                                        -----------            -----------              -----------


Additional paid-in capital

Balance at beginning of year:                               123,283                123,283                  123,283
Capital contribution                                         30,000                   -                        -
                                                          ---------              ---------                ---------
Balance at end of year                                      153,283                123,283                  123,283
                                                          ---------              ---------                ---------



Unrealized appreciation (depreciation)
 of investments, net
 Balance at beginning of year                                62,814                 87,673                  (15,029)
 Change during year                                          79,497                (50,245)                 170,003
 Changes due to deferred income tax
    (expense) benefit and future policy benefits            (27,821)                25,386                  (67,301)
                                                         -----------            ----------               -----------

  Balance at end of year                                    114,490                 62,814                   87,673
                                                          ---------             ----------               ----------


Retained earnings
  Balance at beginning of year                              139,528                107,188                   84,819
  Net income                                                 42,359                 32,340                   22,369
                                                         ----------             ----------              -----------

  Balance at end of year                                    181,887                139,528                  107,188
                                                          ---------              ---------               ----------

               Total stockholders' equity                $  454,544             $  330,509              $   323,028
                                                          =========              =========               ==========


                 See accompanying notes to financial statements.


                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)


                                                                                 Years ended December 31,

                                                                            1997               1996              1995
                                                                         -----------        ----------          --------
Cash flows from operating activities:
 Net income                                                              $   42,359      $     32,340       $      22,369
                                                                          ---------       -----------        ------------

Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                               121,325            72,151             133,207
 Change in premiums and insurance balances
  receivable and payable -net                                                (5,346)           11,782              (4,695)
 Change in reinsurance assets                                               157,710           (10,627)               (201)
 Change in deferred policy acquisition costs                                (34,248)          (23,662)             (6,151)
 Change in investment income due and accrued                                 22,133           135,480            (126,299)
 Realized capital gains (losses)                                              3,025                51                 417
 Change in current and deferred income taxes -net                             2,689            (7,133)            (15,112)
 Change in reserves for commissions, expenses and taxes                      13,243           (21,274)             (9,857)
 Change in other assets and liabilities - net                                69,169            11,852              (7,466)
                                                                        -----------       -----------       -------------
         Total adjustments                                                  349,700           168,620             (36,157)
                                                                         ----------        ----------        ------------
 Net cash (used in) provided by operating activities                        392,059           200,960             (13,788)
                                                                         ----------        ----------        ------------

Cash flows from investing activities:
 Cost of fixed maturities at market, sold                                    23,816            40,098              36,678
 Cost of fixed maturities at market, matured or redeemed                    153,963           124,621              76,989
 Cost of equity securities sold                                               3,676             2,607                 405
 Realized capital gains                                                       1,975               (51)                582
 Purchase of fixed maturities                                              (804,262)         (524,245)           (590,864)
 Purchase of equity securities                                               (1,750)           (1,678)             (1,213)
 Mortgage loans granted                                                     (87,690)          (74,590)            (75,100)
 Repayments of mortgage loans                                                29,298            16,416              12,406
 Change in policy loans                                                     377,124         1,087,765          (1,589,502)
 Change in short-term investments                                          (567,876)          102,616            (115,532)
 Change in other invested assets                                              6,294            11,002              (4,296)
 Other - net                                                                 11,917               (38)             (6,042)
                                                                        -----------        -----------       -------------

  Net cash used in investing activities                                    (853,515)          784,523          (2,255,489)
                                                                         -----------       ----------          -----------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                                  430,808          (980,835)          2,265,900
 Proceeds from capital contribution                                          30,000                 -                   -
                                                                        -----------       -----------   -----------------
   Net cash provided by financing activities                                460,808          (980,835)          2,265,900
                                                                         ----------        ----------          ----------

Change in cash                                                                 (648)            4,648              (3,377)
Cash at beginning of year                                                     5,780             1,132               4,509
                                                                       ------------      ------------       -------------
Cash at end of year                                                   $       5,132     $       5,780      $        1,132
                                                                       ============      ============       =============


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Policies
     -----------------------------------------

(a) Basis of Presentation: AIG Life Insurance Company (the Company) is a wholly-owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident and health insurance in the District of Columbia and all states except for Maine and New York.

     The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of Delaware. Financial statements prepared in accordance with generally accepted accounting principles differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholders' funds on deposit, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

(b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations
     (CMOs).  Premiums  and  discounts  arising  from the  purchase  of CMOs are treated as yield adjustments over the estimated life. Common and non-redeemable preferred stocks are carried at market value. Dividend income is generally recognized when payable. Short-term investments are carried at cost, which approximates market.

     Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected in stockholders' equity, net of amounts recorded as future policy benefits and any related deferred income taxes.

     Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

     Mortgage loans on real estate are carried at unpaid principal  balance less
     unamortized   loan  origination  fees  and  costs  less  an  allowance  for uncollectible loans. Interest income on such loans is accrued currently.

     --------------------------------------------------------

     (b) Investments: (continued)

        Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

        Policy loans are carried at the aggregate unpaid principal balance.

        Other invested assets consist primarily of limited partnership interests which are carried at market value. Unrealized gains and losses from the revaluation of these investments are reflected in stockholders' equity, net of any related taxes. Also included in this category is an interest rate cap agreement, which is carried at its amortized cost. The cost of the cap is being amortized against investment income on a straight line basis over the life of the cap.

     (c)Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

    (d) Premium Recognition and Related Benefits and Expenses: Premiums on traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

        Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see
        Note 3).

        The liability for future policy benefits and policyholders' contract deposits is established using assumptions described in Note 4.

     (e)Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     --------------------------------------------------------


    (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

    (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholders' funds on deposit and policy and contract claims. It also includes funds held under reinsurance treaties.

    (h) During 1996, the Company changed its method of accounting for a subsidiary to reflect the minority interest. The financial statements for 1995 have been reclassified to conform to this presentation.

2.   Investment Information
     ----------------------

     (a) Statutory Deposits: Securities with a carrying value of $2,454,000 and $2,460,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 1997 and 1996, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                     Years ended December 31,
                                              1997         1996         1995
Fixed maturities                              $200,097     $164,548     $138,341
Equity securities                                   58          219          225
Mortgage loans                                  28,714       22,797       19,399
Real estate                                      2,254        2,125          997
Policy loans                                   148,555      314,020      268,454
Cash and short-term investments                  3,582        2,924        4,348
  Other invested assets                          2,380        2,549        6,129
                                              --------     --------     --------
          Total investment income              385,640      509,182      437,893

Investment expenses                              3,772        4,521        2,210
                                              --------     --------     --------

          Net investment income               $381,868     $504,661     $435,683
                                              ========     ========     ========

     ------------------------------------

     (c)Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 1997, 1996 and 1995 are summarized below (in thousands):

                                                                               Years ended December 31,
                                                                      1997              1996              1995
Net realized (losses) gains on investments:
    Fixed maturities                                               $    --           $     (79)        $    (166)
    Equity securities                                                  1,975                28               712
    Mortgage loans                                                    (5,000)             --              (1,000)
    Other invested assets                                               --                --                  37
                                                                   ---------         ---------         ---------
    Net realized gains                                             $  (3,025)        $     (51)        $    (417)
                                                                   =========         =========         =========

Change in unrealized appreciation (depreciation) of investments:
    Fixed maturities                                               $  77,422         $ (58,659)        $ 168,561
    Equity securities                                                   (626)            1,517                69
    Other invested assets                                              2,701             6,897             1,373
                                                                     ---------         ---------         ---------
    Net change in unrealized appreciation
      (depreciation) of investments                                $  79,497         $ (50,245)        $ 170,003
                                                                   =========         =========         =========

     Proceeds from the sale of investments in fixed maturities during 1997, 1996 and 1995 were $23,816,000, $40,098,000, and $36,678,000, respectively.

     During 1997,  1996 and 1995,  gross gains of $0,  $176,000,  and  $109,000, respectively, and gross losses of $0, $255,000, and $275,000, respectively, were realized on dispositions of fixed maturity investments.

     During  1997,  1996 and  1995,  gross  gains of  $1,975,000,  $28,000,  and
     $712,000, respectively, were realized on disposition of equity securities.

     (d)  Market  Value of  Fixed  Maturities  and  Unrealized  Appreciation  of
          Investments: At December 31, 1997 and 1996, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $1,530,000 and $2,265,000 and gross losses of $136,000 and $235,000, respectively.

          The amortized cost and estimated market values of investments in fixed
          maturities   at  December  31,  1997  and  1996  are  as  follows  (in
          thousands):

                                                    Gross         Gross
        1997                          Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   42,866    $  14,667   $     --     $   57,533
  States, municipalities and
      political subdivisions          371,477       21,481          252      392,706
  Foreign governments                  30,168        4,887         --         35,055
  All other corporate               2,381,577      125,382        7,998    2,498,961
                                    ----------   ----------   ----------   ---------

Total fixed maturities             $2,826,088   $  166,417   $    8,250   $2,984,255
                                   ==========   ==========   ==========   ==========

     ------------------------------------

                                                    Gross         Gross
        1996                         Amortized   Unrealized     Unrealized   Market
                                         Cost      Gains          Losses      Value
Fixed maturities:
  U.S. Government and government
      agencies and authorities     $   47,848   $    7,814   $      151   $   55,511
  States, municipalities and
      political subdivisions          327,944       15,525        1,934      341,535
  Foreign governments                  33,340        2,855          113       36,082
  All other corporate               1,781,448       71,994       15,244    1,838,198
                                   ----------   ----------   ----------   ----------

Total fixed maturities             $2,190,580   $   98,188   $   17,442   $2,271,326
                                   ==========   ==========   ==========   ==========

The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 1997, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Estimated
                                                      Amortized           Market
                                                           Cost           Value


Due in one year or less                               $  119,207      $  123,786
Due after one year through five years                    765,185         802,683
Due after five years through ten years                 1,047,622       1,102,764
Due after ten years                                      894,074         955,022
                                                      ----------      ----------

                                                      $2,826,088      $2,984,255
                                                      ==========      ==========

    (e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 1997 and 1996, the market value of the CMO portfolio was $445,739,000 and $435,313,000, respectively; the estimated amortized cost was approximately $426,760,000 in 1997 and $419,276,000 in 1996. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 1997.

    (f) Fixed Maturities Below Investment Grade: At December 31, 1997 and 1996, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $242,573,000 and $136,502,000, respectively, and an aggregate market value of $244,417,000 and $135,218,000, respectively.

     (g)  Non-income   Producing  Assets:   Non-income   producing  assets  were
          insignificant.

     (h)  Investments  Greater than 10% Equity:  The market value of investments
          in  the  following   company  exceeded  10%  of  the  Company's  total
          stockholders' equity at December 31, 1997 (in thousands):

          Other Invested Assets:
          Equity Linked Investors II, L.P.                            $   49,640

3.   Deferred Policy Acquisition Costs
     ---------------------------------

     The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands). The 1995 amortization includes $9,455,000, respectively, to recognize excess loss experienced on credit insurance.

                                                 Years ended December 31,
                                             1997          1996         1995
Balance at beginning of year              $  84,287     $  60,625     $  54,474
Acquisition costs deferred                   50,927        43,534        35,008
Amortization charged to income              (16,679)      (19,872)      (28,857)
                                          ---------     ---------     ---------
Balance at end of year                    $ 118,535     $  84,287     $  60,625
                                          =========     =========     =========



4.  Future Policy Benefits and Policyholders' Funds on Deposit

     (a) The analysis of the future policy benefits and policyholders' funds on deposit at December 31, 1997 and 1996 follows (in thousands):


                                                          1997            1996
                                                       -----------      -------
Future Policy Benefits:
Long duration contracts                               $  740,969      $  619,511
Short duration contracts                                   8,949          11,009
                                                      ----------      ----------
                                                      $  749,918      $  630,520
                                                      ==========      ==========

Policyholders' funds on deposit:
Annuities                                             $1,265,490      $1,082,217
Universal life                                           149,202         130,413
Guaranteed investment contracts (GICs)                   379,049         278,680
Corporate owned life insurance                         1,948,558       2,314,149
Other investment contracts                                 3,603           4,636
                                                      ----------      ----------
                                                      $3,745,902      $3,810,095
                                                      ==========      ==========

    (b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

     (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated
           17.6 percent.

4.   Future Policy Benefits and Policyholders' Funds on Deposit - (continued)
     ------------------------------------------------------------------------

     (c) The liability for policyholders' funds on deposit has been established based on the following assumptions:

          (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 7.5 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

          (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 4.7 percent to 8.1 percent and maturities range from 3 to 20 years.

          (iii)Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 1997 was 7.7 percent.

          (iv) The universal life funds, exclusive of corporate owned life insurance business, have credited interest rates of 5.9 percent to 7.5 percent and guarantees ranging from 3.5 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.  Income Taxes
     ------------

    (a) The Federal income tax rate applicable to ordinary income is 35% for 1997, 1996 and 1995. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                                               Years ended December 31,
                                                          1997                        1996                         1995
                                                       Percent                      Percent                      Percent
                                                         of                           of                            of
                                                       pre-tax                      pre-tax                      pre-tax
                                                     operating                  operating                    operating
                                                  Amount        Income       Amount    Income          Amount         Income
"Expected" income tax expense                   $ 23,279         35.0%     $ 18,125        35.0%      $ 12,155          35.0%
Prior year federal income tax benefit                (6)          --            (51)       (0.1)          (798)         (2.3)
State income tax                                     673           1.0           850         1.6            894           2.6
Other                                                 77           0.1           677         1.3            119           0.3
                                                --------          ----        --------      ----         --------        ----
Actual income tax expense                       $ 24,023          36.1%     $ 19,601        37.8%      $ 12,370          35.6%
                                                ========          ====        ========      ====         ========        ====

     --------------------------

     (b) The components of the net deferred tax liability were as follows (in thousands):

                                                           Years ended December 31,
                                                              1997         1996
Deferred tax assets:
    Adjustment to life reserves                            $ 51,992     $ 41,522
    Adjustments to mortgage loans and
          investment income due and accrued                   4,250        2,531
    Adjustment to policy and contract claims                  8,816       10,687
    Other                                                     4,292        2,585
                                                           --------     --------
                                                             69,350       57,325
                                                           --------     --------

Deferred tax liabilities:
    Deferred policy acquisition costs                      $ 37,559     $ 23,047
    Unrealized appreciation on investments                   61,644       33,823
    Bond discount                                             4,843        4,085
    Other                                                     2,802        2,083
                                                           --------     --------
                                                            106,848       63,038
                                                           --------     --------

    Net deferred tax liability                             $ 37,498     $  5,713
                                                           ========     ========

     (c) At December 31, 1997, accumulated earnings of the Company for Federal income tax purposes include approximately $2,204,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

     (d) Income taxes paid in 1997, 1996, and 1995 amounted to $20,311,000, $25,412,000, and $26,030,000, respectively.

6.   Commitments and Contingencies
     -----------------------------

        The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

        During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. The agreement requires the Company to make capital contributions totaling $50,000,000. The total contribution for 1997 was $2,900,000.

7.   Fair Value of Financial Instruments
     -----------------------------------

    (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

     -------------------------------------------------

     The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

     Cash and short term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

     Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

     Equity securities: Fair values for equity securities were based upon quoted market prices.


     Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

     Interest rate cap: Fair values for the interest rate cap were estimated using values obtained from an independent pricing service.

     Policyholders' funds on deposit: Fair value of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

     (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):


1997                                                      Fair           Carrying
                                                         Value            Amount
Cash and short-term investments                      $  673,044       $  673,044
Fixed maturities                                      2,984,255        2,984,255
Equity securities                                         3,025            3,025
Mortgage and policy loans                             1,868,449        1,847,660
Interest rate cap                                          --                 19

Policyholders' funds on deposit                      $3,777,435       $3,745,902

1996                                                     Fair           Carrying
                                                        Value             Amount
Cash and short-term investments                      $  105,816       $  105,816
Fixed maturities                                      2,271,326        2,271,326
Equity securities                                         5,578            5,578
Mortgage and policy loans                             2,183,873        2,171,324
Interest rate cap                                            75               94

Policyholders' funds on deposit                      $3,832,601       $3,810,095


8.   Stockholders' Equity
     ---------------------

    (a) The maximum stockholder dividend which can be paid without prior regulatory approval is subject to restrictions relating to statutory surplus and statutory net gain from operations. These restrictions limited payment of dividends to $47,100,000 during 1997, however, no dividends were paid during the year.

    (b) The Company's stockholders' equity as determined in accordance with statutory accounting practices was $285,350,000 at December 31, 1997 and $221,567,000 at December 31, 1996. Statutory net income amounted to $35,350,000, $47,074,000 and $39,712,000 for 1997, 1996 and 1995,
        respectively.

    (c) During 1997, the Company received a $30,000,000 surplus contribution from American International Group, the parent.

9.   Employee Benefits
     -----------------

    (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65.
        Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 1997, 1996 and 1995 were approximately $373,000, $400,000, and $304,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 1997 by $65,924,000.

        The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is not funded.

    (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the two years ended December 31, 1997, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

    (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     -------------------------------

    (d) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provide for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.  Leases
     ------

    (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 1997, the future minimum lease payments under operating leases were as follows (in thousands):

               Year                                   Payment

               1998                                $  3,739
               1999                                   3,196
               2000                                   2,265
               2001                                   2,107
               2002                                   1,979
               Remaining years after 2002             2,943
                                                     ------

               Total                               $ 16,229
                                                     ======

          Rent expense approximated $3,881,000,  $4,263,000,  and $3,764,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

     (b) Sublease Income - The Company does not participate in sublease agreements.

11.  Reinsurance
     ----------

    (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

     -------------------------

     The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                 Percentage
                                                                                 of Amount
December 31, 1997                                                                 Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $52,183,971   $18,779,228   $   935,975   $34,340,718      2.7%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      200,926        67,350         2,389       135,965      1.8%
    Accident and Health       118,663        59,550       115,573       174,686     66.2%
    Annuity                   126,999          --            --         126,999       --
                              -------   -----------   -----------       -------

  Total Premiums          $   446,588   $   126,900   $   117,962   $   437,650     27.0%
                              =======   ===========   ===========   ===========


                                                                                 Percentage
                                                                                 of Amount
December 31, 1996                                                                 Assumed
                              Gross         Ceded        Assumed        Net       to Net

Life Insurance in Force   $53,854,456   $17,392,184   $   605,831   $37,068,103      1.6%
                          ===========   ===========   ===========   ===========

  Premiums:
    Life                      187,886        49,150           327       139,063      --
    Accident and Health        97,971        28,359       107,447       177,059     60.7%
    Annuity                    78,358          --            --          78,358      --
                          -----------   -----------   -----------   ----------

  Total Premiums          $   364,215   $   77,509    $   107,774   $   394,480     27.3%
                          ===========   ===========   ===========   ==========

                                                                                 Percentage
                                                                                 of Amount
December 31, 1995                                                                 Assumed
                              Gross         Ceded        Assumed        Net       to Net
Life Insurance in Force   $48,644,007   $16,635,298   $    58,966   $32,067,675     0.2%
                          ===========   ===========   ==========    ===========

  Premiums:
    Life                      184,981        33,768         1,670       152,883     1.1%
    Accident and Health        72,473        16,800        93,060       148,733    62.6%
    Annuity                    62,886          --            --          62,886      --
                          -----------   -----------   ----------    -----------

  Total Premiums          $   320,340   $   50,568    $    94,730   $    364,502   26.0%
                          ===========   ===========   ==========    ===========

     (b) The maximum amount retained on any one life by the Company is $1,000,000.

     -------------------------

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $100,029,000, $54,456,000, and $51,264,000, respectively, for each of the years ended December 31, 1997, 1996 and 1995.

          The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds.

12.  Transactions with Related Parties
     ---------------------------------

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 1997 amounted to $1,251,000 and $1,000, respectively. Premium income and commission ceded for 1996 amounted to $1,345,000 and $0, respectively. Premium income and commission ceded to affiliates amounted to $1,269,000 and $1,000 for the year ended December 31, 1995. Premium income and ceding commission expense assumed from affiliates aggregated $110,529,000 and $24,853,000, respectively, for 1997, compared to $103,885,000 and
          $27,609,000,  respectively, for 1996, and $90,688,000 and $23,422,000, respectively for 1995.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 1997, 1996 and 1995, the Company was charged $37,846,000, $28,277,000 and $23,193,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $18,134,000, $17,598,000 and $14,496,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) During 1997, a reinsurance agreement covering certain annuity policies was terminated. Upon cancellation, assets totaling $164,895,000 were transferred from Delaware American Life Insurance Company to the Company.

     (d) During 1996, the Company purchased 1,500,000 shares of AIG Life Ireland, LTD., a subsidiary.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                       March 31,         December 31,
                                                                               1998                1997
                                                                            (unaudited)
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value                           $ 3,722,321           $ 2,984,255
        (cost: 1998 - $3,587,707: 1997 - $2,826,088)
     Equity securities:
        Common stock
        (cost: 1998 - $1,381: 1997 - $1,381)                                      2,906                 2,775
         Preferred stock
        (cost: 1998 - $250 : 1997 - $250)                                           250                   250
Mortgage loans on real estate, net                                              350,442               350,823
Real estate, net of accumulated
 depreciation of $4,907 in 1998; and $4,740 in 1997                              15,802                15,940
Policy loans                                                                  1,495,250             1,496,837
Other invested assets                                                            61,673                56,219
Short-term investments                                                          110,830               667,912
Cash                                                                              6,901                 5,132
                                                                         --------------         -------------

    Total investments and cash                                                5,766,375             5,580,143


Amounts due from related parties                                                  5,065                11,446
Investment income due and accrued                                               125,399                85,135
Premium and insurance balances receivable-net                                    56,213                46,937
Reinsurance assets                                                               63,727                60,744
Deferred policy acquisition costs                                               132,444               118,535
Separate and variable accounts                                                1,554,665             1,204,643
Other assets                                                                      7,759                 4,855
                                                                         --------------         -------------

                                    Total assets                            $ 7,711,647           $ 7,112,438
                                                                             ==========            ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                                              March 31,             December 31,
                                                                                1998                    1997
                                                                            (unaudited)
Liabilities

  Policyholders' funds on deposit                                           $ 4,122,982             $ 3,745,902
  Future policy benefits                                                        855,318                 749,918
  Reserve for unearned premiums                                                  29,457                  24,108
  Policy and contract claims                                                    200,933                 199,069
  Reserve for commissions, expenses and taxes                                    21,343                  16,103
  Insurance balances payable                                                     48,445                  47,372
  Deferred income taxes                                                          31,008                  37,498
  Amounts due to related parties                                                  1,138                   3,945
  Federal income tax payable                                                      6,684                   1,684
  Separate and variable accounts                                              1,554,665               1,204,643
  Minority interest                                                               6,127                 6,067
  Other liabilities                                                             380,095                 621,585
                                                                          -------------            ------------


                                    Total liabilities                         7,258,195               6,657,894
                                                                            -----------             -----------



Stockholders' Equity


  Common stock, $5 par value; 1,000,000 shares
       authorized; 976,703 shares issued and
       outstanding                                                                4,884                   4,884
  Additional paid-in capital                                                    153,283                 153,283
  Unrealized appreciation (depreciation) of investments,
   net of future policy benefits and taxes
   of $53,446 in 1998 and $61,644 in 1997                                        99,266                 114,490
Retained earnings                                                               196,019                 181,887
                                                                           ------------            ------------

                                    Total stockholders' equity                  453,452                 454,544
                                                                           ------------            ------------


Total liabilities and stockholders' equity                                  $ 7,711,647             $ 7,112,438
                                                                             ==========              ==========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)
                                  (unaudited)

                                                                          For the three months ended March 31,
                                                                                      1998                         1997
Revenues:
  Premiums                                                                         $ 155,102                  $   92,488
  Net investment income                                                              108,588                      94,715
  Realized capital gains (losses)                                                          -                      (1,336)
                                                                              --------------                  -----------


                     Total revenues                                                  263,690                     185,867
                                                                                    --------                    --------


Benefits and expenses:
  Benefits to policyholders                                                           61,317                      57,036
  Increase in future policy benefits
   and policyholders' funds on deposit                                               138,259                      76,601
  Acquisition and insurance expenses                                                  41,904                      40,753
                                                                                   ---------                   ---------

                    Total benefits and expenses                                      241,480                     174,390
                                                                                   --------                     --------


Income before income taxes                                                            22,210                      11,477
                                                                                   ---------                   ---------

Income taxes:
   Current                                                                             6,310                       3,039
   Deferred                                                                            1,708                       1,085
                                                                                   ---------                  ----------

      Total income taxes                                                               8,018                       4,124
                                                                                   ---------                  ----------

Net income before minority interest                                                   14,192                       7,353
Minority interest income                                                                  60                          32
                                                                                 -----------                ------------

Net income                                                                         $  14,132                  $    7,321
                                                                                    ========                   =========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (in thousands)



                                                                               March 31,               December 31,
                                                                                1998                      1997
                                                                             -------------             ------------
                                                                             (unaudited)
Common Stock

Balance at beginning of year                                                 $       4,884           $        4,884
                                                                                 ----------              -----------
Balance at end of year                                                               4,884                    4,884
                                                                                 ----------              -----------


Additional paid-in capital

Balance at beginning of year:                                                      153,283                  123,283
Capital Contribution                                                                     -                   30,000
                                                                                 ----------               ----------
Balance at end of year                                                             153,283                  153,283
                                                                                 ---------                ---------



Unrealized appreciation (depreciation)
 of investments, net
 Balance at beginning of year                                                      114,490                   62,814
 Change during year                                                                (23,422)                  79,497
 Changes due to deferred income tax
    benefit (expense) and future policy benefits                                     8,198                  (27,821)
                                                                               -----------                ---------

 Balance at end of year                                                            99,266                  114,490
                                                                                ----------                 --------


Retained earnings
  Balance at beginning of year                                                     181,887                  139,528
  Net income                                                                        14,132                   42,359
                                                                                ----------               ----------

  Balance at end of year                                                           196,019                  181,887
                                                                                 ---------                ---------

               Total stockholders' equity                                       $  453,452               $  454,544
                                                                                 =========                =========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (unaudited)

                                                                                          For three months ended March 31,
                                                                                          1998                         1997
Cash flows from operating activities:
 Net income                                                                          $   14,132                 $     7,321

 Adjustments to reconcile net income
 to net cash provided by operating
 activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                                           112,613                      27,584
 Change in premiums and insurance balances
  receivable and payable -net                                                            (8,201)                     (3,385)
 Change in reinsurance assets                                                            (2,983)                     (2,264)
 Change in deferred policy acquisition costs                                            (13,909)                     (8,828)
 Change in investment income due and accrued                                            (40,264)                     (5,473)
 Realized capital gains                                                                       -                       1,336
 Change in current and deferred income taxes -net                                         6,708                       1,585
 Change in reserves for commissions, expenses and taxes                                   5,240                      (4,275)
 Change in other assets and liabilities - net                                           (78,383)                       (546)
                                                                                      ---------                ------------
         Total adjustments                                                              (19,179)                      5,734
                                                                                    -----------                 -----------
 Net cash provided by operating activities                                               (5,047)                    13,055
                                                                                     ----------                 ----------

Cash flows from investing activities:
 Cost of fixed maturities, at market sold                                                14,670                      49,316
 Cost of fixed maturities, at market matured or redeemed                                 83,087                      22,678
 Cost of equity securities sold                                                               -                       3,667
 Realized capital gains                                                                       -                       1,664
 Purchase of fixed maturities                                                          (857,557)                   (268,637)
 Purchase of equity securities                                                                -                      (1,500)
 Mortgage loans granted                                                                 (11,976)                    (26,106)
 Repayments of mortgage loans                                                            12,375                       1,676
 Change in policy loans                                                                   1,587                     216,377
 Change in short-term investments                                                       557,082                      46,715
 Change in other invested assets                                                         (4,404)                      4,052
 Other - net                                                                            (20,656)                        924
                                                                                      ----------                -----------
  Net cash (used in) provided by investing activities                                  (225,792)                     50,826
                                                                                       ---------                  ---------

Cash flows from financing activities:
 Change in policyholders' funds on deposit                                              232,608                     (62,247)
                                                                                       --------                   ---------

   Net cash (used in) financing activities                                              232,608                     (62,247)
                                                                                       --------                   ---------

Change in cash                                                                            1,769                       1,634
Cash at beginning of year                                                                 5,132                       5,780
                                                                                     ----------                  ----------
Cash at end of year                                                                 $     6,901                 $     7,414
                                                                                     ==========                  ==========

                See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.  Summary of Significant Accounting Policies

Basis of Presentation: The year-end balance sheet data was derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of
AIG Life Insurance Company
Variable Separate Account II

We have audited the accompanying statement of assets and liabilities of AIG Life Insurance Company Variable Separate Account II comprising the Fidelity Money Market, Asset Manager, Contrafund, Growth, Overseas, Investment Grade Bond, High Income; the Dreyfus Stock Index, Zero Coupon 2000, Small Company Stock; the Alliance Growth and Income, Conservative Investors, Growth, Growth Investors, Technology, Quasar, Global Bond, Premier Growth; the Van Eck Worldwide Hard Asset, Worldwide Balanced, Worldwide Emerging Markets; the Weiss, Peck and Greer Tomorrow Short-Term, Tomorrow Medium-Term, Tomorrow Long-Term; and the AIM International Equity and Capital Appreciation Subaccounts as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended. These financial statements are the responsibility of the management of the Variable Separate Account II. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held at December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIG Life Insurance Company Variable Separate Account II as of December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended in conformity with generally accepted accounting principles.

/s/Cooper & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 4, 1998

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------

ASSETS:
                Investments at Market Value:

                                                                           Shares             Cost            Market Value
                                                                    ----------------------------------------------------------
                      Fidelity
                        Money Market Portfolio                         1,225,889.680     $    1,225,890      $    1,225,890
                        Asset Manager Portfolio                           21,538.390            362,250             387,906
                        Growth Portfolio                                  31,376.682          1,051,538           1,164,075
                        Overseas Portfolio                                19,184.269            365,990             368,340
                        Investment Grade Bond Portfolio                    6,329.266             76,200              79,496
                        High Income Portfolio                             21,147.248            273,567             287,181
                      Dreyfus
                        Stock Index Portfolio                             36,677.122            895,009            944,435
                        Zero Coupon 2000 Portfolio                           875.283            10,688              10,766
                        Small Company Stock Portfolio                      7,897.168           133,094             127,381
                      Alliance
                        Growth & Income Portfolio                         38,350.882           688,198             764,335
                        Conservative Investors Portfolio                   1,837.415            23,033              24,072
                        Growth Portfolio                                  50,091.336           959,839           1,123,048
                        Growth Investors Portfolio                         8,168.085           109,275             117,458
                        Technology Portfolio                              21,762.871           270,522             255,061
                        Quasar Portfolio                                  19,165.402           229,719             241,676
                      Van Eck
                        Worldwide Hard Assets Portfolio                    1,923.672            30,961              30,220
                        Worldwide Balanced Portfolio                       7,341.490            83,389              88,315
                      Weiss, Peck & Greer
                        Tomorrow Short Term Portfolio                        256.449             2,534               2,518
                        Tomorrow Medium Term Portfolio                       479.752             4,395               4,140
                        Tomorrow Long Term Portfolio                       3,208.335            26,196              25,890
                                                                                        ------------------  ------------------

                      Total Investments                                                     $ 6,822,287          7,272,203
                                                                                                            ------------------
                           Total Assets                                                                      $   7,272,203
                                                                                                            ==================

EQUITY:
                Contract Owners' Equity                                                                        $ 7,272,203
                                                                                                            ------------------
                           Total Equity                                                                        $ 7,272,203
                                                                                                            ==================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                             STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1997

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                     $208,147          $ 38,596                $ 24,048
Expenses:
    Mortality & Expense Risk Fees                                   41,401             6,480                   2,502
                                                                  --------          --------                  --------
Net Investment Income (Loss)                                       166,746            32,116                    21,546
                                                                  --------          --------                  --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                   206,207                 0                    8,600
    Change in Unrealized Appreciation
        (Depreciation)                                             366,321                 0                    19,239
                                                                  --------          --------                  --------
    Net Gain (Loss) on Investments                                 572,528                 0                    27,839
                                                                  --------          --------                  --------

Increase (Decrease) in Net Assets
    Resulting From Operations                                     $739,274          $ 32,116                  $ 49,385
                                                                  ========          ========                  ========

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $29,644              $11,804                 $3,074
Expenses:
    Mortality & Expense Risk Fees                                     8,178                2,117                    553
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         21,466                9,687                  2,521
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     55,366                1,460                    322
    Change in Unrealized Appreciation
        (Depreciation)                                               90,042               (3,697)                 2,132
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  145,408               (2,237)                 2,454
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $166,874               $7,450                 $4,975
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                        $4,849              $30,945                   $584
Expenses:
    Mortality & Expense Risk Fees                                     1,566                4,258                     73
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          3,283               26,687                    511
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     11,481               41,444                    (71)
    Change in Unrealized Appreciation
        (Depreciation)                                               11,697               41,726                     83
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   23,178               83,170                     12
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $26,461             $109,857                   $523
                                                              ==============      ===============      =================

                                                                 Dreyfus             Alliance
                                                                  Small               Growth               Alliance
                                                                 Company                &                Conservative
                                                                  Stock               Income              Investors
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                        $2,290              $27,385                   $306
Expenses:
    Mortality & Expense Risk Fees                                       188                4,386                    139
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                          2,102               22,999                    167
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                       (107)              18,395                    600
    Change in Unrealized Appreciation
        (Depreciation)                                               (5,712)              68,190                    586
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   (5,819)              86,585                  1,186
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       ($3,717)            $109,584                 $1,353
                                                              ==============      ===============      =================


                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                       $27,680               $2,233                   $544
Expenses:
    Mortality & Expense Risk Fees                                     6,211                  756                  1,659
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         21,469                1,477                 (1,115)
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                     37,620                3,687                 16,995
    Change in Unrealized Appreciation
        (Depreciation)                                              138,629                5,513                (15,270)
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                  176,249                9,200                  1,725
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                      $197,718              $10,677                   $610
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                          $114                 $485                   $832
Expenses:
    Mortality & Expense Risk Fees                                     1,578                  166                    489
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                         (1,464)                 319                    343
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                      9,057                  165                    856
    Change in Unrealized Appreciation
        (Depreciation)                                               11,871               (1,231)                 3,097
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                   20,928               (1,066)                 3,953
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                       $19,464                ($747)                $4,296
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Investment Income (Loss):
    Dividends                                                          $256                 $335                 $2,143
Expenses:
    Mortality & Expense Risk Fees                                        13                    4                     85
                                                              --------------      ---------------      -----------------
Net Investment Income (Loss)                                            243                  331                  2,058
                                                              --------------      ---------------      -----------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                         32                    2                    303
    Change in Unrealized Appreciation
        (Depreciation)                                                  (16)                (254)                  (304)
                                                              --------------      ---------------      -----------------
    Net Gain (Loss) on Investments                                       16                 (252)                    (1)
                                                              --------------      ---------------      -----------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                          $259                  $79                 $2,057
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                       STATEMENT  OF CHANGES  IN NET ASSETS
           For The Years Ended December 31, 1997 and December 31, 1996

                                                        1997
                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                   $166,746              $32,116                $21,546
    Realized Gain (Loss) on Investment Activity                     206,207                    0                  8,600
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               366,321                    0                 19,239
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 739,274               32,116                 49,385
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                             5,544,641            1,214,777                287,927
    Cost Of Insurance Charge                                       (775,349)            (159,431)               (42,651)
    Policy Loans                                                    (94,631)             (52,504)                  (167)
    Transfers Between Funds                                          18,850               (5,335)                   664
    Contract Withdrawals                                            (82,467)              (1,225)                (9,859)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     4,611,044              996,282                235,914
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           5,350,318            1,028,398                285,299
Net Assets, at Beginning of Year                                  1,921,885              197,492                102,607
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $7,272,203           $1,225,890               $387,906
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $21,466               $9,687                 $2,521
    Realized Gain (Loss) on Investment Activity                      55,366                1,460                    322
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                90,042               (3,697)                 2,132
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 166,874                7,450                  4,975
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               492,521              281,913                 29,955
    Cost Of Insurance Charge                                       (148,843)             (34,464)                (6,686)
    Policy Loans                                                    (24,473)              (4,098)                     0
    Transfers Between Funds                                           3,595                  951                     96
    Contract Withdrawals                                            (19,994)              (3,073)                   (16)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       302,806              241,229                 23,349
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             469,680              248,679                 28,324
Net Assets, at Beginning of Year                                    694,395              119,661                 51,172
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,164,075             $368,340                $79,496
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $3,283              $26,687                   $511
    Realized Gain (Loss) on Investment Activity                      11,481               41,444                    (71)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                11,697               41,726                     83
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  26,461              109,857                    523
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               226,949              778,061                 11,713
    Cost Of Insurance Charge                                        (23,779)             (90,065)                (4,235)
    Policy Loans                                                          0               (1,032)                     0
    Transfers Between Funds                                           1,695                2,970                     25
    Contract Withdrawals                                             (2,049)              (7,423)                  (171)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       202,816              682,511                  7,332
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             229,277              792,368                  7,855
Net Assets, at Beginning of Year                                     57,904              152,067                  2,911
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $287,181             $944,435                $10,766
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                 Dreyfus              Growth               Alliance
                                                                  Small                 &                Conservative
                                                                 Company              Income                Growth
                                                                  Stock             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                     $2,102              $22,999                   $167
    Realized Gain (Loss) on Investment Activity                        (107)              18,395                    600
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                (5,712)              68,190                    586
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  (3,717)             109,584                  1,353
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               135,191              571,454                 15,627
    Cost Of Insurance Charge                                         (2,314)             (74,918)                (2,705)
    Policy Loans                                                          0               (5,180)                     0
    Transfers Between Funds                                          (1,779)               2,565                     20
    Contract Withdrawals                                                  0               (5,967)                  (239)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       131,098              487,954                 12,703
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             127,381              597,538                 14,056
Net Assets, at Beginning of Year                                          0              166,797                 10,016
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $127,381             $764,335                $24,072
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $21,469               $1,477                ($1,115)
    Realized Gain (Loss) on Investment Activity                      37,620                3,687                 16,995
    Change in Unrealized Appreciation
        (Depreciation) of Investments                               138,629                5,513                (15,270)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 197,718               10,677                    610
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               814,495               61,194                270,239
    Cost Of Insurance Charge                                       (117,612)             (11,672)               (19,431)
    Policy Loans                                                     (6,689)                   0                   (101)
    Transfers Between Funds                                           1,673                3,415                  4,396
    Contract Withdrawals                                            (19,879)              (2,220)                (8,527)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       671,988               50,717                246,576
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             869,706               61,394                247,186
Net Assets, at Beginning of Year                                    253,342               56,064                  7,875
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,123,048             $117,458               $255,061
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    ($1,464)                $319                   $343
    Realized Gain (Loss) on Investment Activity                       9,057                  165                    856
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                11,871               (1,231)                 3,097
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  19,464                 (747)                 4,296
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               232,934               24,911                 60,650
    Cost Of Insurance Charge                                        (17,506)              (4,740)               (10,075)
    Policy Loans                                                       (387)                   0                      0
    Transfers Between Funds                                           3,524                  104                    186
    Contract Withdrawals                                             (1,093)                 (20)                  (712)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       217,472               20,255                 50,049
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             236,936               19,508                 54,345
Net Assets, at Beginning of Year                                      4,740               10,712                 33,970
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $241,676              $30,220                $88,315
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       $243                 $331                 $2,058
    Realized Gain (Loss) on Investment Activity                          32                    2                    303
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                   (16)                (254)                  (304)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                     259                   79                  2,057
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                 2,793                4,178                 27,159
    Cost Of Insurance Charge                                           (536)                (124)                (3,562)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               2                    7                     76
    Contract Withdrawals                                                  0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                         2,259                4,061                 23,673
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                               2,518                4,140                 25,730
Net Assets, at Beginning of Year                                          0                    0                    160
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                           $2,518               $4,140                $25,890
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                                                                 1996

                                                                                     Fidelity              Fidelity
                                                                                      Money                 Asset
                                                                                      Market               Manager
                                                                  Total             Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                    $19,784               $5,949                   ($86)
    Realized Gain (Loss) on Investment Activity                      11,950                    0                    316
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                82,087                    0                  6,323
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                 113,821                5,949                  6,553
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                             1,958,603              217,631                102,840
    Cost Of Insurance Charge                                       (230,327)             (47,650)                (9,663)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                            (31,077)              (5,236)                  (110)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                     1,697,199              164,745                 93,067
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                           1,811,020              170,694                 99,620
Net Assets, at Beginning of Year                                    110,865               26,798                  2,987
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                       $1,921,885             $197,492               $102,607
                                                              ==============      ===============      =================

                                                                                                           Fidelity
                                                                                                          Investment
                                                                Fidelity             Fidelity               Grade
                                                                 Growth              Overseas                Bond
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                      ($393)               ($308)                  ($93)
    Realized Gain (Loss) on Investment Activity                       1,315                  936                     39
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                22,682                5,923                  1,154
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  23,604                6,551                  1,100
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               725,685              118,360                 52,569
    Cost Of Insurance Charge                                        (66,331)             (10,379)                (3,096)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                            (14,713)                (107)                   (15)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       644,641              107,874                 49,458
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             668,245              114,425                 50,558
Net Assets, at Beginning of Year                                     26,150                5,236                    614
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $694,395             $119,661                $51,172
                                                              ==============      ===============      =================

                                                                                                           Dreyfus
                                                                Fidelity             Dreyfus                 Zero
                                                                  High                Stock                 Coupon
                                                                 Income               Index                  2000
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       ($12)              $2,994                    $72
    Realized Gain (Loss) on Investment Activity                         111                2,229                    (14)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                 1,903                7,602                     (7)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                   2,002               12,825                     51
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                60,255              151,297                  4,192
    Cost Of Insurance Charge                                         (5,660)             (15,661)                (1,635)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                (15)                 (50)                   (15)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                        54,580              135,586                  2,542
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                              56,582              148,411                  2,593
Net Assets, at Beginning of Year                                      1,322                3,656                    318
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                          $57,904             $152,067                 $2,911
                                                              ==============      ===============      =================

                                                                 Dreyfus             Alliance
                                                                  Small               Growth               Alliance
                                                                 Company                &                Conservative
                                                                  Stock               Income              Investors
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0              $11,700                    $12
    Realized Gain (Loss) on Investment Activity                           0                 (800)                     9
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0                7,238                    442
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting                               0
    From Operations                                                       0               18,138                    463
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                     0              154,585                 10,554
    Cost Of Insurance Charge                                              0              (18,387)                (1,411)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0               (3,803)                   (64)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0              132,395                  9,079
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                                   0              150,533                  9,542
Net Assets, at Beginning of Year                                          0               16,264                    474
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                               $0             $166,797                $10,016
                                                              ==============      ===============      =================

                                                                                     Alliance
                                                                Alliance              Growth               Alliance
                                                                 Growth             Investors             Technology
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                       $251                ($170)                   ($6)
    Realized Gain (Loss) on Investment Activity                       7,049                  492                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                23,960                2,647                   (192)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                  31,260                2,969                   (198)
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                               240,796               61,331                  8,268
    Cost Of Insurance Charge                                        (36,923)              (8,832)                  (195)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                             (5,885)                (979)                     0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                       197,988               51,520                  8,073
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                             229,248               54,489                  7,875
Net Assets, at Beginning of Year                                     24,094                1,575                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                         $253,342              $56,064                 $7,875
                                                              ==============      ===============      =================

                                                                                      VanEck
                                                                                    Worldwide               VanEck
                                                                Alliance               Hard               Worldwide
                                                                 Quasar               Assets               Balanced
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                        ($4)                ($19)                 ($104)
    Realized Gain (Loss) on Investment Activity                           0                   44                    224
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                    86                  494                  1,832
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                      82                  519                  1,952
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                 4,913               11,121                 34,041
    Cost Of Insurance Charge                                           (255)              (1,173)                (3,070)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0                  (20)                   (65)
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                         4,658                9,928                 30,906
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                               4,740               10,447                 32,858
Net Assets, at Beginning of Year                                          0                  265                  1,112
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                           $4,740              $10,712                $33,970
                                                              ==============      ===============      =================

                                                                  WP&G                 WP&G                  WP&G
                                                                Tomorrow             Tomorrow              Tomorrow
                                                                  Short               Medium                 Long
                                                                  Term                 Term                  Term
                                                                Portfolio           Portfolio             Portfolio
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                         $0                   $0                     $1
    Realized Gain (Loss) on Investment Activity                           0                    0                      0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                                     0                    0                      0
                                                              --------------      ---------------      -----------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                                       0                    0                      1
                                                              --------------      ---------------      -----------------

Capital Transactions:
    Contract Deposits                                                     0                    0                    165
    Cost Of Insurance Charge                                              0                    0                     (6)
    Policy Loans                                                          0                    0                      0
    Transfers Between Funds                                               0                    0                      0
    Contract Withdrawals                                                  0                    0                      0
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                             0                    0                    159
                                                              --------------      ---------------      -----------------
Total Increase (Decrease) in Net Assets                                   0                    0                    160
Net Assets, at Beginning of Year                                          0                    0                      0
                                                              --------------      ---------------      -----------------
Net Assets, at End of Year                                               $0                   $0                   $160
                                                              ==============      ===============      =================

                        See Notes to Financial Statements

                                     AIG LIFE INSURANCE COMPANY
                                             (AIG LIFE)
                                        VARIABLE ACCOUNT II

                                   NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account II (the "Account") is a separate investment account established under the provisions of Delaware Insurance Law by AIG Life Insurance Company (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual flexible premium variable universal life insurance policies (the "policies").

The Account invests in shares of Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), AIM Variable Insurance Fund ("AIM Fund") , Dreyfus Variable Investment Fund ("Dreyfus Fund"), Van Eck Investment Trust ("Van Eck Trust"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II") and Weiss, Peck & Greer ("Tomorrow Funds"). The assets in the policies may be invested in the following subaccounts:

Alliance Fund:                               Fidelity Trust:
   Growth & Income Portfolio                      Money Market Portfolio
   Conservative Investors Portfolio               High Income Portfolio
   Growth Portfolio                               Growth Portfolio
   Growth Investors Portfolio                     Overseas Portfolio
   Quasar Portfolio
   Technology Portfolio
   Global Bond Portfolio
   Premier Growth Portfolio

Dreyfus Fund:                                Fidelity Trust II:
   Zero Coupon 2000 Portfolio                    Investment Grade Bond Portfolio
   Stock Index Portfolio                         Asset Manager Portfolio
   Small Company Stock Portfolio                 Contrafund Portfolio

AIM Fund:                                    Weiss, Peck & Greer Tomorrow Funds:
   International Equity Portfolio                Tomorrow Long Term Portfolio
   Capital Appreciation Portfolio                Tomorrow Medium Term Portfolio
                                                 Tomorrow Short Term Portfolio

Van Eck Trust:
   Worldwide Hard Asset Portfolio (formerly Gold & Natural Resources Portfolio) Worldwide Balanced Portfolio
   Worldwide Emerging Markets Portfolio

The Account commenced operations on May 4, 1995.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the policies are not chargeable with the liabilities arising out of any other business conducted by the Company.

In addition to the Account, policy owners may also allocate assets of the policies to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the Funds are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the Fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.


3. Contract Charges

There are charges and deductions which the Company will deduct from each policy. The deductions from premium are a sales charge of 5% plus the state specific premium taxes.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to .90% of the account value of the policies. This charge may be decreased to not less than .50% in policy years eleven and greater.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:
         (a)      administrative charges
         (b)      insurance charges
         (c)      supplemental benefit charges

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

                              AIG LIFE INSURANCE COMPANY
                                      (AIG LIFE)
                                 VARIABLE ACCOUNT II

                      NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases of Investments

For the year ended  December  31, 1997,  investment  activity in the Fund was as follows:
                                                      Cost of              Proceeds
                                                     Purchases            From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                         $ 2,898,075         $ 1,866,353
        Asset Manager Portfolio                            386,303             128,841
        Growth Portfolio                                 1,207,119             882,821
        Overseas Portfolio                                 339,597              88,568
        Investment Grade Bond Portfolio                     36,324              10,571
        High Income Portfolio                              338,288             132,191
Dreyfus:
        Stock Index Portfolio                            1,010,647             301,445
        Zero Coupon 2000 Portfolio                          17,381               9,537
        Small Company Stock Portfolio                      134,522               1,321
Alliance Funds:
        Growth & Income Portfolio                          674,003             163,065
        Conservative Investors Portfolio                    18,544               5,676
        Growth Portfolio                                   974,204             280,744
        Growth Investors Portfolio                         111,960              63,096
        Technology Portfolio                               570,493             325,032
        Quasar Portfolio                                   469,753             253,745
Van Eck:
        Worldwide Hard Assets Portfolio                     28,081               7,507
        Worldwide Balanced Portfolio                        58,655               8,264
        Worldwide Emerging Markets Portfolio                     4                   4
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Short Term Portfolio                        2,909                 406
        Tomorrow Medium Term Portfolio                       4,465                  72
        Tomorrow Long Term Portfolio                        28,487               2,754


For the year ended  December  31, 1996,  investment  activity in the Fund was as follows:
                                                      Cost of              Proceeds
                                                     Purchases            From Sales
Shares of
Fidelity Trust Funds:
        Money Market Portfolio                         $ 1,073,092           $ 905,561
        Asset Manager Portfolio                            104,160              11,157
        Growth Portfolio                                   834,904             191,222
        Overseas Portfolio                                 128,897              21,393
        Investment Grade Bond Portfolio                     52,886               3,404
        High Income Portfolio                               61,293               6,725
Dreyfus:
        Stock Index Portfolio                              173,308              34,688
        Zero Coupon 2000 Portfolio                           6,037               3,426
Alliance Funds:
        Growth & Income Portfolio                          174,195              30,132
        Conservative Investors Portfolio                    10,787               1,692
        Growth Portfolio                                   256,993              58,688
        Growth Investors Portfolio                          71,324              16,643
        Technology Portfolio                                 8,088                  21
        Quasar Portfolio                                     4,766                 112
Van Eck:
        Worldwide Hard Assets Portfolio                     11,855               1,938
        Worldwide Balanced Portfolio                        35,032               4,226
Weiss, Peck, & Greer Tomorrow Funds:
        Tomorrow Long Term Portfolio                           163                   4

                                AIG LIFE INSURANCE COMPANY
                                        (AIG LIFE)
                                    VARIABLE ACCOUNT II

                         NOTES TO FINANCIAL STATEMENTS (continued)

    5.  Net Increase (Decrease) in Accumulation Units

    For the year ended December 31, 1997,  transactions in accumulation units of the account were as follows:
                                                                                      Fidelity
                                      Fidelity     Fidelity                           Investment
                                      Money        Asset       Fidelity    Fidelity   Grade
                                      Market       Manager     Growth      Overseas   Bond
                                      Portfolio    Portfolio   Portfolio   Portfolio  Portfolio
                 VARIABLE LIFE
    Units Purchased                   264,853.17    7,794.04   51,766.40   8,396.86   1,201.48
    Units Withdrawn                   (19,413.06)   (3,780.04) (13,689.70)(3,328.02)   (611.57)
    Units Transferred Between Funds  (154,347.26)   13,761.02  (17,404.14)13,883.93   1,514.42
    Units Transferred From (To) AIGL        -          -            -          -          -
                                      --------      ------     -------    -------     ------

    Net Increase (Decrease)            91,092.85    17,775.02  20,672.56  18,952.77   2,104.33
    Units, at Beginning of the Year    18,071.39    8,222.32   55,881.60  10,605.95   4,848.27
                                      --------      ------     -------    -------     ------

    Units, at End of the Year         109,164.24    25,997.34  76,554.16  29,558.72   6,952.60
                                      ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      11.23  $    14.92 $     15.21$     12.46 $    11.43
                                        ========      ======     =======    =======     ======



                                                               Dreyfus     Dreyfus     Alliance
                                       Fidelity    Dreyfus     Zero        Small       Growth
                                       High        Stock       Coupon      Company       &
                                       Yield       Index       2000        Stock       Income
                                       Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
    Units Purchased                     8,828.03    29,087.08   1,017.40   1,282.13   17,513.80
    Units Withdrawn                    (2,041.04)   (6,148.22)   (417.06)   (228.06)  (5,498.53)
    Units Transferred Between Funds     9,683.18    19,831.02      95.86  11,236.90   20,152.99
    Units Transferred From (To) AIGL      -           -           -          -           -
                                        --------      ------     -------    -------     ------

    Net Increase (Decrease)            16,470.17    42,769.88     696.20  12,290.97   32,168.26
    Units, at Beginning of the Year     5,063.06    11,517.35     280.09       -      12,421.06
                                        --------      ------     -------    -------     ------

    Units, at End of the Year          21,533.23    54,287.23     976.29  12,290.97   44,589.32
                                       ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      13.34  $    17.40 $     11.03$     10.36 $    17.14
                                        ========      ======     =======    =======     ======



                                        Alliance                 Alliance
                                        Conservative Alliance    Growth     Alliance     Alliance
                                        Investors    Growth      Investors  Technology   Quasar
                                        Portfolio    Portfolio   Portfolio  Portfolio    Portfolio
    Units Purchased                     1,267.70    27,141.56   3,466.72   13,094.82    9,134.23
    Units Withdrawn                      (254.29)   (9,332.18) (1,094.37)  (2,456.36)  (1,675.94)
    Units Transferred Between Funds        62.06    27,545.73   1,305.72   12,189.72   12,257.70
    Units Transferred From (To) AIGL        -           -           -          -          -
                                        --------      ------     -------    -------     ------

    Net Increase (Decrease)             1,075.47    45,355.11   3,678.07  22,828.18   19,715.99
    Units, at Beginning of the Year       911.11    18,585.73   5,142.22     768.60      465.27
                                        --------      ------     -------    -------     ------

    Units, at End of the Year           1,986.58    63,940.84   8,820.29  23,596.78   20,181.26
                                        ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      12.12  $    17.56 $     13.32$     10.81 $    11.98
                                        ========      ======     =======    =======     ======




                                        VanEck                   WP&G       WP&G       WP&G
                                        Worldwide   VanEck       Tomorrow   Tomorrow   Tomorrow
                                        Hard        Worldwide    Short      Medium     Long
                                        Assets      Balanced     Term       Term       Term
                                        Portfolio   Portfolio    Portfolio  Portfolio  Portfolio
    Units Purchased                     1,064.27    3,644.11       25.85     332.53   1,579.30
    Units Withdrawn                      (404.53)    (918.50)     (45.53)    (10.40)   (281.04)
    Units Transferred Between Funds     1,082.54    1,515.39      227.56      16.76     688.60
    Units Transferred From (To) AIGL        -           -           -          -          -
                                      --------      ------     -------    -------     ------

    Net Increase (Decrease)             1,742.28    4,241.00      207.88     338.89   1,986.86
    Units, at Beginning of the Year       918.38    3,083.14        -          -         15.26
                                        --------      ------     -------    -------     ------

    Units, at End of the Year           2,660.66    7,324.14      207.88     338.89   2,002.12
                                        ========      ======     =======    =======     ======


    Unit Value at December 31, 1997 $      11.36  $    12.06 $     12.11$     12.22 $    12.93
                                        ========      ======     =======    =======     ======


                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES
                                  MARCH 31,1998
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------

ASSETS:
      Investments at Market Value:

                                                                      Shares             Cost             Market Value
                                                                ----------------------------------------------------------
                Fidelity
                  Money Market Portfolio                            1,104,503.140    $ 1,104,503          $ 1,104,503
                  Asset Manager Portfolio                              26,045.542        437,874              443,556
                  Growth Portfolio                                     48,015.144      1,638,900            1,741,989
                  Overseas Portfolio                                   16,829.687        328,232              341,306
                  Investment Grade Bond Portfolio                      10,125.540        126,527              122,519
                  High Income Portfolio                                26,207.256        337,150              332,308
                  Contrafund Portfolio                                  2,554.532         50,935               53,977
                Dreyfus
                  Stock Index Portfolio                                47,744.541      1,195,229            1,395,573
                  Zero Coupon 2000 Portfolio                            1,086.660         13,369               13,442
                  Small Company Stock Portfolio                        12,367.294        207,347              214,202
                Alliance
                  Growth & Income Portfolio                            46,012.725        850,861            1,033,906
                  Conservative Investors Portfolio                      2,310.418         29,528               31,814
                  Growth Portfolio                                     58,938.870      1,170,025            1,520,033
                  Growth Investors Portfolio                           10,365.351        143,038              164,705
                  Technology Portfolio                                 35,914.692        460,127              490,236
                  Quasar Portfolio                                     28,501.807        363,608              412,991
                  Global Bond Portfolio                                    31.610            357                  353
                  Premier Growth Portfolio                              8,328.157        207,912              208,454
                Van Eck
                  Worldwide Hard Assets Portfolio                       2,373.048         36,329               31,419
                  Worldwide Balanced Portfolio                          8,578.185         98,588              108,171
                  Worldwide Emerging Markets                              105.612          1,117                1,193
                Weiss, Peck & Greer
                  Tomorrow Short Term Portfolio                           212.786          2,109                2,209
                  Tomorrow Medium Term Porfolio                           510.405          4,667                4,742
                  Tomorrow Long Term Portfolio                          4,675.736         38,401               41,006
                Aim
                  Capital Appreciation                                  1,107.529         23,820               26,714
                  International Equity                                    897.387         16,160               17,580
                                                                                    ------------  -------------------
                Total Investments                                                    $ 8,886,712            9,858,902
                     Total Assets                                                                         $ 9,858,902
                                                                                                   ==================

EQUITY:
      Contract Owners' Equity                                                                             $ 9,858,902
                                                                                                   -------------------
                     Total Equity                                                                         $ 9,858,902
                                                                                                   ===================

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                             STATEMENT OF OPERATIONS
                      For The Quarter Ended March 31, 1998
                                   (UNAUDITED)

                                                                                    Fidelity                 Fidelity
                                                                                     Money                    Asset
                                                                                     Market                   Manager
                                                            Total                  Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                             $344,865                  $15,606                  $60,993
Expenses:
    Mortality & Expense Risk Fees                           18,768                    2,585                    1,068
                                                                        --------------------      -------------------
                                                -------------------
Net Investment Income (Loss)                               326,097                   13,021                   59,925
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                            31,572                        0                   (1,398)
    Change in Unrealized Appreciation
        (Depreciation)                                     522,275                        0                  (19,975)
                                                                        --------------------      -------------------
                                                -------------------
    Net Gain (Loss) on Investments                         553,847                        0                  (21,373)
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                             $879,944                  $13,021                  $38,552
                                                ===================     ====================      ===================

                                                                                                           Fidelity
                                                                                                           Investment
                                                          Fidelity                Fidelity                   Grade
                                                           Growth                 Overseas                    Bond
                                                         Portfolio                Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                             $181,333                  $29,556                   $9,614
Expenses:
    Mortality & Expense Risk Fees                            3,134                      879                      367
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                               178,199                   28,677                    9,247
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                             2,499                   14,381                     (214)
    Change in Unrealized Appreciation
        (Depreciation)                                      (9,448)                  10,726                   (7,304)
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                          (6,949)                  25,107                   (7,518)
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                             $171,250                  $53,784                   $1,729
                                                ===================     ====================      ===================

                                                          Fidelity                                            Dreyfus
                                                            High                    Fidelity                   Stock
                                                           Income                 Contrafund                   Index
                                                          Portfolio                Portfolio                 Portfolio
Investment Income (Loss):
    Dividends                                              $33,968                   $1,859                   $4,287
Expenses:
    Mortality & Expense Risk Fees                              682                       65                    2,548
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                33,286                    1,794                    1,739
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                38                       23                    1,234
    Change in Unrealized Appreciation
        (Depreciation)                                     (18,455)                   3,043                  150,917
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                         (18,417)                   3,066                  152,151
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets
    Resulting From Operations                              $14,869                   $4,860                 $153,890
                                                ===================     ====================      ===================

                                                          Dreyfus                  Dreyfus                  Alliance
                                                            Zero                    Small                    Growth
                                                           Coupon                  Company                     &
                                                            2000                    Stock                    Income
                                                         Portfolio                Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                                 $119                     $580                       $0
Expenses:
    Mortality & Expense Risk Fees                               29                      359                    1,945
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                    90                      221                   (1,945)
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                37                      (55)                   2,744
    Change in Unrealized Appreciation
        (Depreciation)                                          (5)                  12,567                  106,910
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                              32                   12,512                  109,654
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets
    Resulting From Operations                                 $122                  $12,733                 $107,709
                                                ===================     ====================      ===================

                                                          Alliance                                       Alliance
                                                        Conservative             Alliance                 Growth
                                                         Investors                Growth                Investors
                                                         Portfolio               Portfolio              Portfolio
Investment Income (Loss):
    Dividends                                                   $0                       $0                       $0
Expenses:
    Mortality & Expense Risk Fees                               59                    2,892                      311
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                   (59)                  (2,892)                    (311)
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                81                    4,456                      712
    Change in Unrealized Appreciation
        (Depreciation)                                       1,249                  186,800                   13,485
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                           1,330                  191,256                   14,197
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                               $1,271                 $188,364                  $13,886
                                                ===================     ====================      ===================


                                                                                                            Alliance
                                                          Alliance                 Alliance                  Premier
                                                         Technology                  Quasar                  Growth
                                                          Portfolio                Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                                   $0                       $0                       $0
Expenses:
    Mortality & Expense Risk Fees                              726                      636                       46
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                  (726)                    (636)                     (46)
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                             3,338                    3,138                      232
    Change in Unrealized Appreciation
        (Depreciation)                                      45,571                   37,426                      542
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                          48,909                   40,564                      774
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                              $48,183                  $39,928                     $728
                                                ===================     ====================      ===================

                                                                                   VanEck
                                                          Alliance                Worldwide                  VanEck
                                                           Global                   Hard                   Worldwide
                                                            Bond                   Assets                   Balanced
                                                         Portfolio                Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                                   $0                   $4,567                   $2,383
Expenses:
    Mortality & Expense Risk Fees                                0                       66                      219
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                     0                    4,501                    2,164
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                                 1                     (502)                     132
    Change in Unrealized Appreciation
        (Depreciation)                                          (4)                  (4,169)                   4,654
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                              (3)                  (4,671)                   4,786
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                  ($3)                   ($170)                  $6,950
                                                ===================     ====================      ===================

                                                           VanEck
                                                         Worldwide                Tomorrow                  Tomorrow
                                                         Emerging                  Short                     Medium
                                                          Markets                   Term                      Term
                                                         Portfolio                Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                                   $0                       $0                       $0
Expenses:
    Mortality & Expense Risk Fees                                2                        5                       10
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                    (2)                      (5)                     (10)
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                               110                       16                       (1)
    Change in Unrealized Appreciation
        (Depreciation)                                          77                      116                      329
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                             187                      132                      328
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                                 $185                     $127                     $318
                                                ===================     ====================      ===================

                                                             Tomorrow                Aim                      Aim
                                                               Long                Capital               International
                                                               Term              Appreciation                Equity
                                                            Portfolio             Portfolio                Portfolio
Investment Income (Loss):
    Dividends                                                   $0                       $0                       $0
Expenses:
    Mortality & Expense Risk Fees                               76                       39                       20
                                                -------------------     --------------------      -------------------
Net Investment Income (Loss)                                   (76)                     (39)                     (20)
                                                -------------------     --------------------      -------------------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity                                               209                      158                      203
    Change in Unrealized Appreciation
        (Depreciation)                                       2,910                    2,893                    1,420
                                                -------------------     --------------------      -------------------
    Net Gain (Loss) on Investments                           3,119                    3,051                    1,623
                                                -------------------     --------------------      -------------------

Increase (Decrease) in Net Assets
    Resulting From Operations                               $3,043                   $3,012                   $1,603
                                                ===================     ====================      ===================

                           AIG LIFE INSURANCE COMPANY
                                   (AIG LIFE)
                               VARIABLE ACCOUNT II

                       STATEMENT OF CHANGES IN NET ASSETS
            For The Quarters Ended March 31, 1998 and March 31, 1997
                                   (UNAUDITED)

                                                                                     1998

                                                                                    Fidelity                  Fidelity
                                                                                      Money                    Asset
                                                                                     Market                   Manager
                                                             Total                  Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $326,097                  $13,021                  $59,925
    Realized Gain (Loss) on Investment Activity             31,572                        0                   (1,398)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      522,275                        0                  (19,975)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        879,944                   13,021                   38,552
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                    2,102,195                  (53,243)                  31,812
    Cost Of Insurance Charge                              (311,005)                 (44,696)                 (13,727)
    Policy Loans                                           (43,605)                 (36,324)                       0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                   (40,830)                    (146)                    (988)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                            1,706,755                 (134,409)                  17,097
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                  2,586,699                 (121,388)                  55,649
Net Assets, at Beginning of Year                         7,272,203                1,225,890                  387,906
                                                ===================     ====================      ===================
Net Assets, at End of Year                              $9,858,902               $1,104,502                 $443,555
                                                ===================     ====================      ===================

                                                                                                             Fidelity
                                                                                                            Investment
                                                          Fidelity                 Fidelity                   Grade
                                                           Growth                  Overseas                    Bond
                                                          Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                          $178,199                  $28,677                   $9,247
    Realized Gain (Loss) on Investment Activity              2,499                   14,381                     (214)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                       (9,448)                  10,726                   (7,304)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        171,250                   53,784                    1,729
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                      475,461                  (62,793)                  45,541
    Cost Of Insurance Charge                               (59,370)                 (14,507)                  (4,160)
    Policy Loans                                            (2,229)                       0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                    (7,198)                  (3,515)                     (87)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                              406,664                  (80,815)                  41,294
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                    577,914                  (27,031)                  43,023
Net Assets, at Beginning of Year                         1,164,075                  368,340                   79,496
                                                ===================     ====================      ===================
Net Assets, at End of Year                              $1,741,989                 $341,309                 $122,519
                                                ===================     ====================      ===================


                                                          Fidelity                                           Dreyfus
                                                            High                   Fidelity                   Stock
                                                           Income                 Contrafund                  Index
                                                         Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                           $33,286                   $1,794                   $1,739
    Realized Gain (Loss) on Investment Activity                 38                       23                    1,234
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      (18,455)                   3,043                  150,917
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                         14,869                    4,860                  153,890
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                       38,790                   49,595                  348,779
    Cost Of Insurance Charge                                (8,457)                    (477)                 (47,916)
    Policy Loans                                                 0                        0                     (298)
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                       (74)                       0                   (3,318)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                               30,259                   49,118                  297,247
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                     45,128                   53,978                  451,137
Net Assets, at Beginning of Year                           287,181                        0                  944,435
                                                ===================     ====================      ===================
Net Assets, at End of Year                                $332,309                  $53,978               $1,395,572
                                                ===================     ====================      ===================

                                                          Dreyfus                 Dreyfus                  Alliance
                                                           Zero                    Small                    Growth
                                                          Coupon                  Company                     &
                                                           2000                    Stock                    Income
                                                         Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                               $90                     $221                  ($1,945)
    Realized Gain (Loss) on Investment Activity                 37                      (55)                   2,744
    Change in Unrealized Appreciation
        (Depreciation) of Investments                           (5)                  12,567                  106,910
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                            122                   12,733                  107,709
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        3,214                   78,589                  195,471
    Cost Of Insurance Charge                                  (660)                  (4,502)                 (32,578)
    Policy Loans                                                 0                        0                     (834)
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                     (290)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                2,554                   74,087                  161,769
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      2,676                   86,820                  269,478
Net Assets, at Beginning of Year                            10,766                  127,381                  764,335
                                                ===================     ====================      ===================
Net Assets, at End of Year                                 $13,442                 $214,201               $1,033,813
                                                ===================     ====================      ===================

                                                         Alliance                                          Alliance
                                                      Conservative                Alliance                   Growth
                                                        Investors                  Growth                  Investors
                                                        Portfolio                 Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                              ($59)                 ($2,892)                   ($311)
    Realized Gain (Loss) on Investment Activity                 81                    4,456                      712
    Change in Unrealized Appreciation
        (Depreciation) of Investments                        1,249                  186,800                   13,485
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                          1,271                  188,364                   13,886
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        7,407                  270,214                   38,988
    Cost Of Insurance Charge                                  (933)                 (44,096)                  (5,466)
    Policy Loans                                                 0                   (1,205)                       0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                  (16,291)                    (161)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                6,474                  208,622                   33,361
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      7,745                  396,986                   47,247
Net Assets, at Beginning of Year                            24,072                1,123,048                  117,458
                                                ===================     ====================      ===================
Net Assets, at End of Year                                 $31,817               $1,520,034                 $164,705
                                                ===================     ====================      ===================


                                                                                                             Alliance
                                                           Alliance                 Alliance                  Premier
                                                          Technology                Quasar                    Growth
                                                           Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                             ($726)                   ($636)                    ($46)
    Realized Gain (Loss) on Investment Activity              3,338                    3,138                      232
    Change in Unrealized Appreciation
        (Depreciation) of Investments                       45,571                   37,426                      542
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                         48,183                   39,928                      728
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                      203,851                  144,947                  208,140
    Cost Of Insurance Charge                               (10,934)                  (8,858)                    (291)
    Policy Loans                                            (2,099)                    (492)                    (124)
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                    (3,826)                  (4,209)                       0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                              186,992                  131,388                  207,725
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                    235,175                  171,316                  208,453
Net Assets, at Beginning of Year                           255,061                  241,676                        0
                                                                                                  -------------------
                                                ===================     ====================      ===================
Net Assets, at End of Year                                $490,236                 $412,992                 $208,453
                                                ===================     ====================      ===================

                                                                                  VanEck
                                                         Alliance                Worldwide                  VanEck
                                                          Global                   Hard                   Worldwide
                                                           Bond                   Assets                   Balanced
                                                         Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                $0                   $4,501                   $2,164
    Realized Gain (Loss) on Investment Activity                  1                     (502)                     132
    Change in Unrealized Appreciation
        (Depreciation) of Investments                           (4)                  (4,169)                   4,654
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                             (3)                    (170)                   6,950
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                          400                    2,990                   17,534
    Cost Of Insurance Charge                                   (43)                  (1,579)                  (4,194)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                      (42)                    (438)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                  357                    1,369                   12,902
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                        354                    1,199                   19,852
Net Assets, at Beginning of Year                                 0                   30,220                   88,315
                                                ===================     ====================      ===================
Net Assets, at End of Year                                    $354                  $31,419                 $108,167
                                                ===================     ====================      ===================

                                                           VanEck
                                                         Worldwide                Tomorrow                  Tomorrow
                                                         Emerging                  Short                     Medium
                                                          Markets                   Term                      Term
                                                        Portfolio                Portfolio                 Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                               ($2)                     ($5)                    ($10)
    Realized Gain (Loss) on Investment Activity                110                       16                       (1)
    Change in Unrealized Appreciation
        (Depreciation) of Investments                           77                      116                      329
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                            185                      127                      318
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        1,074                        0                      424
    Cost Of Insurance Charge                                   (66)                    (239)                    (142)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                     (197)                       0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                1,008                     (436)                     282
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      1,193                     (309)                     600
Net Assets, at Beginning of Year                                 0                    2,518                    4,140
                                                ===================     ====================      ===================
Net Assets, at End of Year                                  $1,193                   $2,209                   $4,740
                                                ===================     ====================      ===================

                                                            Tomorrow                   Aim                      Aim
                                                              Long                   Capital               International
                                                              Term                Appreciation                 Equity
                                                           Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                              ($76)                    ($39)                    ($20)
    Realized Gain (Loss) on Investment Activity                209                      158                      203
    Change in Unrealized Appreciation
        (Depreciation) of Investments                        2,910                    2,893                    1,420
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                          3,043                    3,012                    1,603
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                       14,520                   24,014                   16,476
    Cost Of Insurance Charge                                (2,396)                    (313)                    (405)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                       (50)                       0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                               12,074                   23,701                   16,071
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                     15,117                   26,713                   17,674
Net Assets, at Beginning of Year                            25,890                        0                        0
                                                ===================     ====================      ===================
Net Assets, at End of Year                                 $41,007                  $26,713                  $17,674
                                                ===================     ====================      ===================

                                                                                   1997

                                                                                 Fidelity                  Fidelity
                                                                                  Money                    Asset
                                                                                  Market                   Manager
                                                          Total                  Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                           $76,249                   $5,615                  $23,681
    Realized Gain (Loss) on Investment Activity             91,520                        0                    8,395
    Change in Unrealized Appreciation
        (Depreciation) of Investments                     (264,553)                                          (34,275)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        (96,784)                   5,615                   (2,199)
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                    1,708,182                  468,017                  115,637
    Cost Of Insurance Charge                              (143,668)                 (30,930)                  (7,000)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                    (4,008)                       0                     (601)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                            1,560,506                  437,087                  108,036
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                  1,463,722                  442,702                  105,837
Net Assets, at Beginning of Year                         1,921,885                  197,492                  102,607
                                                ===================     ====================      ===================
Net Assets, at End of Year                              $3,385,607                 $640,194                 $208,444
                                                ===================     ====================      ===================


                                                                                                            Fidelity
                                                                                                           Investment
                                                          Fidelity                 Fidelity                   Grade
                                                           Growth                  Overseas                    Bond
                                                          Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                           $27,884                  $11,510                   $2,965
    Realized Gain (Loss) on Investment Activity             35,564                     (359)                       9
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      (91,753)                  (6,963)                  (3,429)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        (28,305)                   4,188                     (455)
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                      148,855                   36,871                    1,906
    Cost Of Insurance Charge                               (36,022)                  (5,958)                  (1,409)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                      (657)                    (364)                       0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                              112,176                   30,549                      497
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                     83,871                   34,737                       42
Net Assets, at Beginning of Year                           694,395                  119,661                   51,172
                                                ===================     ====================      ===================
Net Assets, at End of Year                                $778,266                 $154,398                  $51,214
                                                ===================     ====================      ===================



                                                          Fidelity                                          Dreyfus
                                                            High                  Fidelity                   Stock
                                                           Income                Contrafund                  Index
                                                         Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                            $4,715                       $0                     $583
    Realized Gain (Loss) on Investment Activity                135                        0                   11,208
    Change in Unrealized Appreciation
        (Depreciation) of Investments                       (5,229)                       0                  (11,410)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                           (379)                       0                      381
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                       14,542                        0                  111,057
    Cost Of Insurance Charge                                (3,249)                       0                  (12,618)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                     (464)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                               11,293                        0                   97,975
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                     10,914                        0                   98,356
Net Assets, at Beginning of Year                            57,904                        0                  152,067
                                                ===================     ====================      ===================
Net Assets, at End of Year                                 $68,818                       $0                 $250,423
                                                ===================     ====================      ===================


                                                           Dreyfus                  Dreyfus                  Alliance
                                                            Zero                     Small                    Growth
                                                           Coupon                   Company                     &
                                                            2000                     Stock                    Income
                                                         Portfolio                 Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                               $36                       $0                    ($585)
    Realized Gain (Loss) on Investment Activity                (64)                       0                   13,616
    Change in Unrealized Appreciation
        (Depreciation) of Investments                          (46)                       0                  (16,165)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                            (74)                       0                   (3,134)
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        5,287                        0                  171,673
    Cost Of Insurance Charge                                (1,233)                       0                  (11,725)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                      (119)                       0                     (666)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                3,935                        0                  159,282
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      3,861                        0                  156,148
Net Assets, at Beginning of Year                             2,911                        0                  166,797
                                                ===================     ====================      ===================
Net Assets, at End of Year                                  $6,772                       $0                 $322,945
                                                ===================     ====================      ===================

                                                          Alliance                                          Alliance
                                                       Conservative                Alliance                  Growth
                                                         Investors                  Growth                  Investors
                                                         Portfolio                Portfolio                 Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                              ($22)                   ($719)                   ($128)
    Realized Gain (Loss) on Investment Activity                 37                   21,576                    3,447
    Change in Unrealized Appreciation
        (Depreciation) of Investments                         (142)                 (52,309)                  (4,258)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                           (127)                 (31,452)                    (939)
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        2,138                  248,626                    8,204
    Cost Of Insurance Charge                                  (665)                 (22,099)                  (2,749)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                     (869)                       0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                1,473                  225,658                    5,455
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      1,346                  194,206                    4,516
Net Assets, at Beginning of Year                            10,016                  253,342                   56,064
                                                ===================     ====================      ===================
Net Assets, at End of Year                                 $11,362                 $447,548                  $60,580
                                                ===================     ====================      ===================


                                                                                                           Alliance
                                                         Alliance                Alliance                  Premier
                                                        Technology                Quasar                    Growth
                                                        Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                             ($263)                   ($235)                      $0
    Realized Gain (Loss) on Investment Activity             (1,866)                    (425)                       0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                      (25,535)                 (10,826)                       0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                        (27,664)                 (11,486)                       0
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                      189,296                  169,876                        0
    Cost Of Insurance Charge                                (2,251)                  (2,331)                       0
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                              187,045                  167,545                        0
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                    159,381                  156,059                        0
Net Assets, at Beginning of Year                             7,875                    4,740                        0
                                                ===================     ====================      ===================
Net Assets, at End of Year                                $167,256                 $160,799                       $0
                                                ===================     ====================      ===================

                                                                                    VanEck
                                                           Alliance                Worldwide                  VanEck
                                                            Global                   Hard                   Worldwide
                                                             Bond                   Assets                   Balanced
                                                          Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                $0                     $461                     $752
    Realized Gain (Loss) on Investment Activity                  0                       12                      234
    Change in Unrealized Appreciation
        (Depreciation) of Investments                            0                   (1,005)                  (1,145)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                              0                     (532)                    (159)
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                            0                    2,965                    8,590
    Cost Of Insurance Charge                                     0                   (1,023)                  (2,315)
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                     (268)
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                    0                    1,942                    6,007
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                          0                    1,410                    5,848
Net Assets, at Beginning of Year                                 0                   10,712                   33,970
                                                ===================     ====================      ===================
Net Assets, at End of Year                                      $0                  $12,122                  $39,818
                                                ===================     ====================      ===================

                                                         VanEck
                                                        Worldwide                Tomorrow                  Tomorrow
                                                         Emerging                  Short                    Medium
                                                          Markets                   Term                      Term
                                                        Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                                $0                       $0                       $0
    Realized Gain (Loss) on Investment Activity                  0                        0                        0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                            0                        0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                              0                        0                        0
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                            0                        0                        0
    Cost Of Insurance Charge                                     0                        0                        0
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                    0                        0                        0
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                          0                        0                        0
Net Assets, at Beginning of Year                                 0                        0                        0
                                                ===================     ====================      ===================
Net Assets, at End of Year                                      $0                       $0                       $0
                                                ===================     ====================      ===================

                                                          Tomorrow                   Aim                      Aim
                                                            Long                   Capital               International
                                                            Term                Appreciation                 Equity
                                                         Portfolio                Portfolio                Portfolio
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss)                               ($1)                      $0                       $0
    Realized Gain (Loss) on Investment Activity                  1                        0                        0
    Change in Unrealized Appreciation
        (Depreciation) of Investments                          (63)                       0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Operations                                            (63)                       0                        0
                                                -------------------     --------------------      -------------------

Capital Transactions:
    Contract Deposits                                        4,642                        0                        0
    Cost Of Insurance Charge                                   (91)                       0                        0
    Policy Loans                                                 0                        0                        0
    Transfers Between Funds                                      0                        0                        0
    Contract Withdrawals                                         0                        0                        0
                                                -------------------     --------------------      -------------------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions                                4,551                        0                        0
                                                -------------------     --------------------      -------------------
Total Increase (Decrease) in Net Assets                      4,488                        0                        0
Net Assets, at Beginning of Year                               160                        0                        0
                                                ===================     ====================      ===================
Net Assets, at End of Year                                  $4,648                       $0                       $0
                                                ===================     ====================      ===================

                                   Appendix A

                   Maximum Initial Surrender Charge Per $1,000
                        of Initial Specified Face Amount



          Issue Age                       Sex                     Smoker Status             Surrender Charge
          ---------                       ---                     -------------             ----------------
             25                          Male                       Nonsmoker                     $16.00
             35                          Male                       Nonsmoker                     19.00
             45                          Male                       Nonsmoker                     26.00
             55                          Male                       Nonsmoker                     38.00
             65                          Male                       Nonsmoker                     46.00
             75                          Male                       Nonsmoker                     46.00
             25                          Male                        Smoker                       18.00
             35                          Male                        Smoker                       23.00
             45                          Male                        Smoker                       32.00
             55                          Male                        Smoker                       48.00
             65                          Male                        Smoker                       48.00
             75                          Male                        Smoker                       48.00
             25                         Female                      Nonsmoker                     15.00
             35                         Female                      Nonsmoker                     18.00
             45                         Female                      Nonsmoker                     23.00
             55                         Female                      Nonsmoker                     33.00
             65                         Female                      Nonsmoker                     45.00
             75                         Female                      Nonsmoker                     45.00
             25                         Female                       Smoker                       16.00
             35                         Female                       Smoker                       20.00
             45                         Female                       Smoker                       26.00
             55                         Female                       Smoker                       37.00
             65                         Female                       Smoker                       46.00
             75                         Female                       Smoker                       46.00

                           PART II - OTHER INFORMATION

                           PART II - OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                 REPRESENTATION

         AIG Life Insurance Company represents that the fees and charges deducted under the Policy covered by this registration statement, in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

         Under its Bylaws, the Company, to the full extent permitted by Delaware law shall indemnify any person who was or is a party to any proceeding (whether brought by or in the right of the Company or otherwise) by reason of the fact that he or she is or was a Director of the Company, or while a Director of the Company, is or was serving at the request of the Company as a Director, Officer, Partner, Trustee, Employee, or Agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

         The Company shall extend such indemnification, as is provided to directors above, to any person, not a director of the Company, who is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan. In addition, the Board of Directors of the Company may, by resolution, extend such further indemnification to an officer or such other person as may to it seem fair and reasonable in view of all relevant circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to such provisions of the bylaws or statutes or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by Variable Account II, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

         This  Registration   Statement   comprises  the  following  papers  and
documents:

                  The facing sheet.

                  The Prospectus consisting of 116 pages.

                  The undertaking to file reports.

                   Representation.

                  The signatures.

                  Written consents of the following persons:
                           Kenneth D. Walma
                           A. Hasan Qureshi
                           Coopers & Lybrand L.L.P.
                           Jorden Burt Boros Cicchetti Berenson & Johnson LLP


         The following exhibits:

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2, unless indicated otherwise.

          1.   Resolution of the Board of Directors of the Company*

          2.   Not Applicable

          3.   a. Principal Underwriter's Agreement***

               b.   Registered Representative's Agreement***

          4.   Not Applicable

          5.   a.   Form  of  Group Flexible Premium  Variable  Life  Insurance
                    Policy*****

               b. Form of Group Flexible Premium Variable Life Insurance Certificate*****

          6.   a.   Articles of Incorporation of the Company**

               b.   By-Laws of the Company**

          7.   Not Applicable

          8.   Not Applicable

          9.   Not Applicable

          10.  Form of Life Insurance Application*****

          11.  Powers of Attorney****

B.       Opinion and Consent of Counsel

C.       Opinion and Consent of Actuary

D.       Consent of Independent Certified Public Accountants

E.       Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP

F.       Memorandum Regarding Administrative Procedures***
--------------------

*    Incorporated by reference to Registrant's Form N-8B-2.

** Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form N-8B-2.

*** Incorporated by reference to Registrant's filing on Form S-6, March 28, 1995 (File No. 33-90684).

**** Incorporated by reference to Registrant's Post-Effective Amendment No. 2 filed on Form S-6, May 1, 1997 (File No. 33-90684).

*****Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on Form S-6, March 13, 1998 (File No. 333-34199).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Wilmington, and State of Delaware, on the 1st day of July, 1998.





                               VARIABLE ACCOUNT II
                               (Registrant)


                               By: AIG LIFE INSURANCE COMPANY
                               (Sponsor)


                                By:/s/ Kenneth D. Walma
                                   Kenneth D. Walma, Assistant Secretary

ATTEST:

/s/ Robert Liguori
Robert Liguori, Vice President and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                                   Title                          Date

/s/Howard E. Gunton, Jr.*               Chief Accounting Officer                July 1, 1998
Howard E. Gunton, Jr.

/s/Nicholas A. O'Kulich*                Director                                July 1, 1998
Nicholas A. O'Kulich

/s/Maurice R. Greenberg*                Director                                July 1, 1998
Maurice R. Greenberg

/s/Edwin A. G. Manton*                  Director                                July 1, 1998
Edwin A. G. Manton

/s/Edward E. Matthews*                  Director                                July 1, 1998
Edward E. Matthews

/s/Jerome T. Muldowney*                 Director                                July 1, 1998
Jerome T. Muldowney

/s/Win J. Neuger*                       Director                                July 1, 1998
Win J. Neuger

/s/John R. Skar*                        Director                                July 1, 1998
John R. Skar

/s/Howard I. Smith*                     Director                                July 1, 1998
Howard I. Smith

/s/Ernest E. Stempel*                   Director                                July 1, 1998
Ernest E. Stempel

/s/Gerald W. Wyndorf*                   Director                                July 1, 1998
Gerald W. Wyndorf

/s/Robert J. O'Connell*                 Director                                July 1, 1998
Robert J. O'Connell



 *By:/s/Kenneth D. Walma
        Kenneth D. Walma
        Attorney in Fact


                                INDEX TO EXHIBITS


EXHIBIT


A.       Opinion and Consent of Counsel

B.       Opinion and Consent of Actuary

C.       Consent of Independent Certified Public Accountants

D.       Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP